1

                                   EXHIBIT 1.3

                        FORM OF SELLING AGENCY AGREEMENT

                          Countrywide Home Loans, Inc.

                               U.S. $6,000,000,000

                           Medium-Term Notes, Series J

                             Due Nine Months or More

                               From Date of Issue

         Payment  of  Principal,   Premium,  if  any,  and  Interest  Fully  and
         Unconditionally Guaranteed by Countrywide Credit Industries, Inc.

                            SELLING AGENCY AGREEMENT

                               February [ ], 2001



Lehman Brothers Inc.                       Merrill Lynch, Pierce, Fenner & Smith
3 World Financial Center                                           Incorporated
New York, New York  10285                               4 World Financial Center
                                                       New York, New York  10080
Banc of America Securities LLC                 Morgan Stanley & Co. Incorporated
100 North Tryon Street                                    1585 Broadway
NC1-007-07-01                                          New York, New York 10036
Charlotte, North Carolina  28255

Chase Securities Inc.                                  Salomon Smith Barney Inc.
270 Park Avenue                                        Seven World Trade Center
New York, New York 10017                               New York, New York  10048

Deutsche Bank Alex. Brown Inc.                Countrywide Securities Corporation
31 W. 52nd Street                                          4500 Park Granada
New York, New York 10019                            Calabasas, California  91302

Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004


Ladies and Gentlemen:

         Countrywide Home Loans, Inc., a New York corporation (the "Company"), confirms its agreement with each of you (collectively, the "Agents") with respect to the issue and sale by the Company of up to U.S. $6,000,000,000 aggregate initial offering price of its Medium-Term Notes, Series J, Due Nine Months or More from Date of Issue (the "Notes"). The Notes will be fully and unconditionally guaranteed as to payment of principal, premium, if any, and interest (the "Guarantees") by Countrywide Credit Industries, Inc. (the "Guarantor"). The Notes and the Guarantees will be issued under an indenture, dated as of January 1, 1992, as supplemented by Supplemental Indenture No. 1 thereto, dated as of June 15, 1995 (collectively, the "Indenture"), among the
Company, the Guarantor and The Bank of New York, as trustee (the "Trustee"). Unless otherwise specified in the Pricing Supplement referred to below, the Notes will be issued in minimum denominations of U.S. $1,000 and in denominations exceeding such amount by integral multiples of U.S. $1,000, and if denominated in a currency or currency unit other than U.S. dollars, the equivalent in such other currency or currency unit (the "Specified Currency") as determined in accordance with the Indenture, of U.S. $1,000 (rounded down to an integral multiple of 1,000 units of such Specified Currency) and any larger amount that is an integral multiple of 1,000 units of such Specified Currency, will be issued only in fully registered certificated or book-entry form, and will be issued in the currency or currency units and will have the maturities, annual interest rates (whether fixed or floating), redemption provisions and other terms set forth in a pricing supplement (the "Pricing Supplement") to the Prospectus referred to below. The Notes will be issued, and the terms thereof established, in accordance with the Indenture and the Medium-Term Note Administrative Procedures attached hereto as Exhibit A (the "Procedures"). The Procedures may only be amended by written agreement of the Company and each Agent after notice to, and in the case of amendments which affect the rights, duties or obligations of the Trustee, with the approval of, the Trustee.

         1. Representations and Warranties. The Company and the Guarantor, jointly and severally,
                  ------------------------------
represent and warrant to, and agree with, each Agent that:

                           (a) The Company and the Guarantor meet the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act") and rules and regulations ("Rules and Regulations") of the Securities and Exchange Commission (the "Commission") promulgated thereunder and have filed with the Commission a registration statement on Form S-3 (File Nos. [X] and [X]) (the "Registration Statement"), and a related preliminary prospectus for the registration under the Act of certain securities, including the Notes and the Guarantees (collectively, the "Securities") and the offering thereof from time to time in accordance with Rule 415 of the Rules and Regulations, which Registration Statement has been declared effective by the Commission and copies of which have heretofore been delivered to you. Such Registration Statement, as it may be amended or supplemented, meets the requirements set forth in Rule 415(a)(1)(x) and (a)(2) of the Rules and Regulations and complies in all other material respects with said Rule. In connection with the sale of Notes, the Company and the Guarantor propose to file with the Commission pursuant to Rule 424 under the Act a supplement to the form of prospectus included in such Registration Statement relating to the Notes and the Guarantees and the plan of distribution thereof and have previously advised the Agents of all further information (financial and other) with respect to the Company and the Guarantor to be set forth therein. Such Registration Statement, in the form in which it was declared effective, as amended through the date hereof, including all documents incorporated or deemed to be incorporated by reference therein, is hereinafter referred to as the "Registration Statement". Such prospectus, as supplemented through the date hereof, is hereinafter called the "Prospectus", except that if any revised prospectus or prospectus supplement shall be provided to the Agents by the Company for use in connection with the offering of the Securities which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Agents for such use. Any
                  reference  herein  to  the   Registration   Statement  or  the
                  Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement or the date of the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement or the date of the Prospectus, as the case may be, deemed to be incorporated therein by reference.

                           (b) As of the date hereof,  when any amendment to the
                  Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Prospectus is filed with the Commission, as of the date of any Terms Agreement (as defined by Section 2 hereof) and at the date of delivery by the Company of any Notes sold hereunder (a "Settlement Date"),
                  (i) the Registration Statement, as amended as of any such time, and the Prospectus, as supplemented as of any such time, and the Indenture complies, or will comply, as the case may be, in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Exchange Act and the respective rules and regulations thereunder and (ii) neither the Registration Statement, as amended as of any such time, nor the Prospectus, as supplemented as of any such time, contains, or will contain, as the case may be, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the representations or warranties in this subsection shall not apply to (a) that part of the Registration Statement which shall constitute the Statement of Eligibility on Form T-1 under the Trust Indenture Act of the Trustee or (b) the information contained in or omitted from the Registration
                  Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by any of you specifically for use in connection with the preparation of the Registration Statement and the Prospectus or any amendment thereof or supplement thereto.

                           (c) Neither the Company nor the  Guarantor nor any of
                  their respective subsidiaries is in violation of its corporate charter or bylaws or in default under any agreement, indenture or instrument to which the Company, the Guarantor or any of their respective subsidiaries is a party, the effect of which violation or default would be material to the Company or the Guarantor and its subsidiaries considered as a whole; the execution, delivery and performance of this Agreement and the Indenture and consummation of the transactions contemplated hereunder and thereunder will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company, the Guarantor or any of their respective subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument, or result in a violation of the charter or by-laws of the Company or the Guarantor or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company, the Guarantor or any of their respective subsidiaries; and except as required by the Act, the Trust Indenture Act, the Exchange Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement and the Indenture.

                           (d) Except as  described  in or  contemplated  by the
                  Registration Statement and the Prospectus, there has not been any material adverse change in, or any adverse development which materially affects, the business, properties, financial condition or results of operations of the Company or the Guarantor and its subsidiaries considered as a whole since the dates as of which information is given in the Registration Statement and the Prospectus.

                           (e) Grant Thornton LLP, whose reports have been included in the Prospectus and incorporated by reference or included in the Guarantor's most recent Annual Report on Form 10-K, which is incorporated by reference in the Prospectus, are independent public accountants as required by the Act and the Rules and Regulations.

                           (f) (i)  The  Indenture  has  been  duly  authorized,
                  executed and delivered by the Company and the Guarantor and constitutes the legally binding obligation of the Company and the Guarantor, respectively, enforceable in accordance with its terms subject to bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally and general principles of equity, (ii) on any Settlement Date, the Notes will have been duly authorized and, upon payment therefor as provided in this Agreement, will constitute legally binding obligations of the Company enforceable in accordance with their terms subject to bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally and general principles of equity and the holders of the Notes will be entitled to the benefits of the Indenture, (iii) on any Settlement Date, the Guarantees will have been duly authorized and, upon delivery of the related Notes, will constitute legally binding obligations of the Guarantor enforceable in accordance with their terms subject to bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally and general principles of equity and the holders of the Notes upon which the Guarantees are endorsed will be entitled to the benefits of the Indenture, and (iv) the Indenture conforms, and the Notes and related Guarantees will conform, in each case in all material respects, to the descriptions thereof contained in the Prospectus.

                           (g) Each of the Company, the Guarantor and any Significant Subsidiary of the Company or the Guarantor, as defined in Rule 405 of Regulation C of the Rules and Regulations (individually, a "Subsidiary" and collectively, the "Subsidiaries"), has been duly incorporated, is validly existing and in good standing under the laws of the jurisdiction in which it is chartered or organized, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership of property or the conduct of its business requires such qualification (except where the failure to be so qualified would not have a material adverse effect on the business operations or financial condition of the Company or the Guarantor and its subsidiaries taken as a whole), and has power and authority necessary to own or hold its property and to conduct the business in which it is engaged.

                           (h) All of the outstanding shares of capital stock of
                  each  Subsidiary  have been duly and  validly  authorized  and
                  issued  and  are  fully  paid  and   nonassessable,   and  all
                  outstanding shares of capital stock of the Subsidiaries are owned by the Company or the Guarantor, directly or through subsidiaries, free and clear of any perfected security interest, other security interests, claims, liens or encumbrances.

                           (i) Except as described in the  Prospectus,  there is
                  no material litigation or governmental proceeding pending or, to the knowledge of the Company or the Guarantor, threatened against the Company, the Guarantor or any of their respective subsidiaries which is reasonably likely to result in any material adverse change in the financial condition, results of operations, business or prospects of the Company or the Guarantor and its subsidiaries considered as a whole or which is required to be disclosed in the Registration Statement.

                           (j) The financial statements filed or incorporated as
                  part of the Registration Statement or included or incorporated in the Prospectus present fairly, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will present fairly, at all times during the effectiveness of this Agreement, the financial condition and results of operations of the Guarantor, at the dates and for the periods indicated, and have been, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be at all times during the effectiveness of this Agreement, prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise required pursuant to such generally accepted accounting principles; and the summarized financial information of the Company included or incorporated by reference in the Registration Statement and the Prospectus presents fairly the information required to be stated therein.

                           (k) The documents  incorporated by reference into the
                  Prospectus have been, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be at all times during the effectiveness of this Agreement, prepared in all material respects in conformity with the applicable requirements of the Act and the Rules and Regulations and the Exchange Act and the rules and regulations of the Commission thereunder and such documents have been, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be at all times during the effectiveness of this Agreement hereof, timely filed as required thereby.

                           (l) There are no contracts or other  documents  which
                  are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations, or which were required to be filed as exhibits to any document incorporated by reference in the Prospectus by the Exchange Act or the rules and regulations of the Commission thereunder, which have not been filed as exhibits to the Registration Statement or to such document or incorporated therein by reference as permitted by the Rules and Regulations or the rules and regulations of the Commission under the Exchange Act as required.

                           (m) The Company, the Guarantor and each subsidiary of
                  the Guarantor have complied, and will comply, with the provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida Statutes, 1987, as amended, and all regulations promulgated thereunder relating to issuers doing business in Cuba.

         2. Appointment of Agents; Solicitations by the Agents of Offers to Purchase; Sales of Notes to a Purchaser. (a) Subject to the terms and conditions set forth herein, and to the reservation by the Company of the right to sell, solicit, and accept offers to purchase Notes directly on its own behalf, the Company hereby authorizes each Agent to act as its agent to solicit offers for the purchase of all or part of the Notes from the Company.

         On the basis of the representations and warranties, and subject to the terms and conditions set forth herein, each of the Agents agrees, as agent of the Company, to use its reasonable best efforts to solicit offers to purchase the Notes from the Company upon the terms and conditions set forth herein and in the Prospectus as amended or supplemented and in the Procedures.

         The Company reserves the right, in its sole discretion, to instruct the Agents or any one or more of the Agents from time to time to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Notes. Upon receipt of instructions from the Company, such Agents will forthwith suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised them that such solicitation may be resumed.

         Unless otherwise agreed between the Company and such Agent, the Company agrees to pay each Agent a commission in U.S. dollars, at the time of settlement of each sale of Notes by the Company as a result of a solicitation made by such Agent, in an amount equal to that percentage specified in Schedule I hereto (or, with respect to Notes in which the stated maturity is in excess of 30 years, such percentage as shall be agreed upon by the Company and the related Agent at such time) of the aggregate principal amount of the Notes sold by the Company as a result of solicitations by such Agent and such commission shall be payable as specified in the Procedures.

         Subject to the provisions of this Section and to the Procedures, offers for the purchase of Notes may be solicited by each Agent as agent for the Company at such time and in such amounts as such Agent deems advisable; provided, however, that so long as this Agreement shall be in effect, the Company shall not solicit offers to purchase Notes through any agents other than the Agents.

         Notwithstanding anything to the contrary contained herein, the Company may authorize any other person or entity (an "Additional Agent") to act as its agent to solicit offers for the purchase of all or part of the Notes of the Company and/or accept offers to purchase Notes from any such Additional Agent, provided that any such Additional Agent shall have entered into an agreement with the Company upon the same terms and conditions as set forth in this Agreement.

                  (b) Subject to the terms and conditions stated herein, the Company agrees that, whenever the Company determines to sell Notes directly to any Agent as principal for resale to others, it will enter into a separate agreement relating to such sale in accordance with the provisions of this Section 2(b). For the purposes of this Agreement, the term "Purchaser" shall refer to each of you acting solely as principal hereunder and not as agent. For the purposes of Section 3 and
         Section 5 of this Agreement, the term "agent" shall refer to each of you acting solely in the capacity as agent for the Company hereunder and not as principal. The term "Agent" or "you" shall refer to each of you acting in both such capacities or in either such capacity.

                  Each sale of Notes to a Purchaser shall be made in accordance with the terms of this Agreement and the Procedures and a supplemental agreement which will provide for the sale of such Notes to, and the purchase and reoffering thereof by, a Purchaser. Each such supplemental agreement (which may be an oral agreement and confirmed in writing between a Purchaser and the Company) is herein referred to as a "Terms Agreement". Each such Terms Agreement, whether oral (and confirmed in writing, which may be by facsimile transmission) or in writing, shall be with respect to such information (as applicable) as is specified in Exhibit B hereto. A Purchaser's commitment to purchase Notes shall be deemed to have been made on the basis of the representations and warranties of the Company and the Guarantor herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto, specify the principal amount of such Notes, the price to be paid to the Company for such Notes, the currency or currency unit in which such Notes shall be denominated and be payable, whether the Notes will be issued in certificated or book-entry form, whether interest shall be payable at a fixed or floating rate, the date and time of delivery of payment for such Notes (the "Purchase Date"), the place of delivery of the Notes and payment therefor, the method of payment and any requirements for the delivery of the opinions of counsel, the certificates from the Company, the Guarantor or their officers, or the letter from Grant Thornton LLP pursuant to Section 6(b). Such Terms Agreement shall also specify the period of time, if applicable, referred to in Section 4(l). In connection with the resale of any Notes purchased by a Purchaser, such Purchaser may engage the services of any other broker or dealer in connection with such resale and may allow all or any portion of the discount received to such brokers and dealers.

                  Delivery of the certificates for Notes sold to a Purchaser pursuant to any Terms Agreement shall be made as agreed to between the Company and the Purchaser as set forth in the respective Terms Agreement, not later than the Purchase Date set forth in such Terms Agreement, against payment of funds to the Company in the net amount due to the Company for such Notes by the method and in the form set forth in the respective Terms Agreement.

                  (c) So long as Countrywide Securities Corporation is an Agent under the Selling Agency Agreement each Agent agrees that it will comply with the applicable provisions of Conduct Rule 2720(l) of the Conduct Rules of the National Association of Securities Dealers, Inc.

                  3. Offering Procedure. (a) Unless otherwise agreed between the Company and each agent, each agent shall communicate to the Company, orally or in writing, each offer to purchase Notes received by such agent (unless such offer is rejected by such agent in accordance herewith) on terms previously communicated by the Company to such agent, and unless otherwise agreed between the Company and each agent, the Company shall have the sole right to accept such offers to purchase Notes and may refuse any proposed purchase of Notes in whole or in part for any reason.

                  (b) Unless otherwise agreed between the Company and each agent, each agent shall have the right, in its discretion reasonably exercised, to reject any proposed purchase of Notes, as a whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. Each agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.

         4. Agreements. The Company and the Guarantor, jointly and severally, agree with each Agent that:
                  ----------

                           (a) Prior to the  termination  of the offering of the
                  Notes, the Company and the Guarantor will not file any amendment of the Registration Statement or supplement to the Prospectus (except for a supplement relating to an offering of securities other than the Notes and related Guarantees) unless the Company or the Guarantor has furnished to such Agent a copy for its review prior to filing and will not file any such proposed amendment or supplement to which such Agent may reasonably object. Subject to the foregoing sentence, the Company and the Guarantor will cause each supplement to the Prospectus to be filed (or mailed for filing) with the Commission as required pursuant to Rule 424. The Company and the Guarantor will promptly advise such Agent (i) when each supplement to the Prospectus shall have been filed (or mailed for filing) with the Commission pursuant to Rule 424, (ii) when any amendment of the Registration Statement shall have become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company or the Guarantor of any notification with respect to the suspension of the qualification of the Notes and related Guarantees for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company and the Guarantor will use their best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                           (b) If, at any time when a prospectus relating to the
                  Notes and related Guarantees is required to be delivered under the Act, any event occurs as a result of which the Registration Statement, as then amended, or the Prospectus, as then supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, any facts or events arise which, individually or in the aggregate, would represent a fundamental change in the information set forth in the Registration Statement or the Prospectus, or if it shall be necessary to amend the Registration Statement or to supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules and regulations thereunder, the Company and the Guarantor promptly will (i) notify such Agent to suspend the solicitation of offers to purchase Notes (and, if so notified, such Agent shall forthwith suspend such solicitation and cease using the Prospectus as then amended or supplemented), (ii) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or an amendment or supplement which will effect such compliance and (iii) will supply any such amended or supplemented Prospectus to such Agent in such quantities as such Agent may reasonably request. If such amendment or supplement, and any documents, certificates and opinions furnished to such Agent pursuant to paragraph (f) of this Section 4 in connection with the preparation or filing of such amendment or supplement are reasonably satisfactory in all respects to such Agent, such Agent will, upon the filing of such amendment or supplement with the Commission and upon the effectiveness of an amendment to the Registration Statement if such an amendment is required, resume such Agent's obligation to solicit offers to purchase Notes hereunder.

                           (c) As soon as  practicable,  the Guarantor will make
                  generally available to the security holders of the Guarantor and to such Agent an earnings statement which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                           (d) The Company  and the  Guarantor  will  furnish to
                  such Agent and to its counsel, without charge, copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective and, so long as delivery of a prospectus may be required by the Act, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as such Agent may reasonably request.

                           (e) The Company and the  Guarantor  will  arrange for
                  the qualification of the Notes and related Guarantees for sale under the laws of such jurisdictions as such Agent may designate, will maintain such qualifications in effect so long as required for the distribution of the Notes and related Guarantees, and will arrange for the determination of the legality of the Notes and related Guarantees for purchase by institutional investors.

                           (f) The Company and the  Guarantor  shall  furnish to
                  such Agent and counsel for such Agent, such documents, certificates of officers and opinions of counsel relating to their respective businesses, operations and affairs, the
                  Registration Statement, any preliminary prospectus, the Prospectus, and any amendments or supplements thereto, the Indenture, the Notes, the Guarantees, this Agreement, the
                  Procedures and the performance by the Company and the Guarantor of their respective obligations hereunder and thereunder as such Agent may from time to time and at any time prior to the termination of this Agreement reasonably request.

                           (g) The Company and the Guarantor  shall,  whether or
                  not any sale of the Notes is consummated, (i) pay all expenses incident to the performance of their obligations under this Agreement, including the fees and disbursements of its accountants and counsel, the cost of printing (or otherwise producing) and delivery of the Registration Statement, the Prospectus, all amendments thereof and supplements thereto, the Indenture, this Agreement and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes and related Guarantees, the fees and disbursements, including fees of counsel, incurred in connection with the qualification of the Notes and related Guarantees for sale and determination of eligibility for investment of the Notes and related Guarantees under the securities or blue sky laws of each such jurisdiction as such Agent may reasonably designate, the fees and disbursements of the Trustee, the Calculation Agent (as such term is used in the Prospectus, as supplemented, relating to the Notes and related Guarantees) and the fees of any agency that rates the Notes, and (ii) reimburse such Agent on a monthly basis for all out-of-pocket expenses (including without limitation advertising expenses) incurred by such Agent and approved by the Company or the Guarantor in advance, in connection with the offering and the sale of the Notes and related Guarantees, and (iii) be responsible for the reasonable fees and disbursements of such Agent's counsel incurred heretofore or hereafter in connection with the offering and sale of the Notes and related Guarantees.

                           (h) Each  acceptance  by the  Company  of an offer to
                  purchase Notes and each delivery of Notes by the Company will be deemed to be a reconfirmation to you, as of the date of such acceptance or delivery, of the representations and warranties of the Company and the Guarantor in Section 1(b).

                           (i) Each time that the Registration  Statement or the
                  Prospectus is amended or supplemented (other than by an amendment or supplement (i) relating to an offering of securities other than the Notes and related Guarantees or (ii) providing solely for the specification of the terms of the
                  Notes (excluding (a) any change in the formula by which interest rates on the Notes may be determined and (b) any information relating to Specified Currencies other than U.S. dollars)) or there is filed with the Commission any document incorporated by reference into the Prospectus, the Company and the Guarantor will each deliver or cause to be delivered forthwith to such Agent a certificate of its President, Managing Director or any Vice President and its principal financial or accounting officer or the Treasurer, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form reasonably satisfactory to such Agent, to the effect that the statements contained in the certificate that was last furnished to such Agent pursuant to either Section 5(e) or this Section 4(i) are true and correct at the time of the effectiveness of such amendment or the filing of such supplement as though made at and as of such time (except that (i) the last day of the fiscal quarter for which financial statements of the Guarantor were last filed with the Commission shall be substituted for the corresponding date in such certificate and (ii) such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(e), but modified to relate to the last day of the fiscal quarter for which financial statements of the Guarantor were last filed with the Commission and to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement.

                           (j) Each time that the Registration  Statement or the
                  Prospectus is amended or supplemented (other than by an amendment or supplement (i) relating to an offering of securities other than the Notes and related Guarantees, (ii) providing solely for the specification of the terms of the
                  Notes (excluding (a) any change in the formula by which interest rates on the Notes may be determined and (b) any information relating to Specified Currencies other than U.S. dollars) or (iii) setting forth or incorporating by reference financial statements or other financial information as of and for a fiscal quarter, unless, in the case of clause (iii) above, in such Agent's reasonable judgment, such financial statements or other financial information are of such a nature that an opinion of counsel should be furnished) or there is filed with the Commission any document incorporated by reference into the Prospectus, the Company and the Guarantor shall furnish or cause to be furnished forthwith to such Agent the written opinion of the General Counsel of the Company and the Guarantor, or such other counsel satisfactory to such Agent, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form satisfactory to such Agent, covering all of the matters referred to in the opinions set forth in Sections 5(b) and 5(c) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement or, in lieu of such opinion, counsel last furnishing such an opinion to such Agent may furnish a letter to the effect that such Agent may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement); provided, however, that, upon a reasonable request from such Agent, the Company and the Guarantor shall cause to be furnished forthwith to such Agent the written opinion of Munger, Tolles & Olson LLP, counsel to the Company and the Guarantor, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form satisfactory to such Agent, of the same tenor as the opinions referred to in Section 5(b) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement.

                           (k) Each time that the Registration  Statement or the
                  Prospectus is amended or supplemented to set forth amended or supplemental financial information or such amended or supplemental information is incorporated by reference in the Registration Statement or the Prospectus, the Company and the Guarantor shall cause Grant Thornton LLP, their independent public accountants, forthwith to furnish to such Agent a letter, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form satisfactory to such Agent, of the same tenor as the letter referred to in
                  Section 5(f) with such changes as may be necessary to reflect the amended and supplemental financial information included or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented to the date of such letter, provided that if the Registration Statement or the Prospectus is amended or supplemented solely to include or incorporate by reference financial information as of and for a fiscal quarter, Grant Thornton LLP may limit the scope of such letter, which shall be satisfactory in form to such Agent, to the unaudited financial statements included in such amendment or supplement, unless any other information included or incorporated by reference therein of an accounting, financial or statistical nature is of such a nature that, in such Agent's reasonable judgment, such letter should cover such other information.

                           (l) During the period, if any, specified in any Terms
                  Agreement, the Company and the Guarantor shall not, without the prior consent of the Purchaser, issue or announce the proposed issuance of any debt securities of the Company or the Guarantor in a public offering or register any debt securities of the Company or the Guarantor under the Act in connection with any secondary distribution of such debt securities.

         5. Conditions to the Obligations of the Agents. The obligations of any agent to solicit offers to purchase the Notes shall be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantor contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement (including the filing of any document incorporated by reference therein), as of the date of any supplement to the Prospectus and as of each Settlement Date, to the accuracy of the statements of the Company and the Guarantor made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Guarantor of their respective obligations hereunder and to the following additional conditions:

                           (a) No stop order suspending the effectiveness of the
                  Registration Statement, as amended from time to time, shall have been issued, and no proceedings for that purpose shall have been instituted or threatened.

                           (b) The Company and the Guarantor shall have furnished to the agents the opinion or opinions of Munger, Tolles & Olson LLP, counsel to the Company and the Guarantor, dated the date hereof, substantially as set forth below, with such additional qualifications and exceptions as shall be acceptable to the agents and their counsel:

                                    (i) Each of the Company and the Guarantor is
                           a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation and has the corporate power and authority to own its properties and to conduct its business as described in the Prospectus.

                                    (ii) The Company and the Guarantor  have the
                           corporate power and authority to enter into this Agreement and the Terms Agreement (if applicable), and this Agreement and the Terms Agreement (if applicable) have been duly and validly authorized, executed and delivered by the Company and the Guarantor, respectively.

                                    (iii)  The  form  and  general  terms of the
                           Notes have been duly and validly authorized and established in conformity with the provisions of the Indenture by all necessary corporate action by the Company, and when the particular terms of the Notes have been duly established in accordance with the provisions of the Indenture, the Procedures and the resolutions of the Board of Directors of the Company and such Notes have been duly executed, authenticated and delivered against payment therefor in accordance with the provisions of the Indenture, the Procedures and this Agreement, will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and the terms of the Indenture, and the holders of the Notes will be entitled to the benefits of the Indenture; and the Indenture has been duly authorized, executed and delivered by each of the Company and Guarantor, has been qualified under the Trust Indenture Act, and constitutes a legal, valid and binding obligation enforceable against each of the Company and the Guarantor in accordance with its terms.

                                    (iv) The Guarantees,  in the forms certified
                           to by an authorized officer of the Guarantor, have been duly and validly authorized by all necessary corporate action by the Guarantor and, upon due issuance, authentication and delivery of the related Notes and due endorsement of the Guarantees, the Guarantees will have been duly executed, issued and delivered and will constitute the legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with their terms and the terms of the Indenture, and the holders of the Notes upon which the Guarantees are endorsed will be entitled to the benefits of the Indenture.

                                    (v) The  Registration  Statement  has become
                           effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than (i) the financial statements and other financial and statistical information contained therein and (ii) the Statement of Eligibility on Form T-1 filed as an exhibit thereto, as to which such counsel need express no opinion), as of their respective effective or issue dates, as the case may be, appear on their face to be responsive as to form in all material respects with the applicable requirements of the Act and the Rules and Regulations and the Trust Indenture Act and the rules and regulations of the Commission thereunder.

                                    (vi) No consent, approval,  authorization or
                           order of any United States federal or New York, California or (with respect to matters arising under the Delaware General Corporation Law) Delaware court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement or the Indenture, except such as have been obtained under the Act and such as may be required under the securities and blue sky laws, rules or regulations of any jurisdiction in connection with the purchase and distribution of the Notes and related Guarantees by the agents and such other approvals as have been obtained.

                                    (vii)  Neither  the  issue  and  sale of the
                           Notes (in the forms certified to by an authorized officer of the Company), the compliance by the Company and the Guarantor with all the provisions of this Agreement, the Indenture, the Notes or the Guarantees (in the form certified to by an authorized officer of the Guarantor), the consummation of the transactions herein or therein contemplated nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach of, or constitute a default under the charter or bylaws of the Company or the Guarantor or the terms of any indenture or other agreement or instrument filed with the Commission and to which the Company or the Guarantor or any of the Guarantor's subsidiaries is a party or bound, or any order, decree, judgment or regulation (other than any federal or state securities or blue sky laws, rules or regulations) known to such counsel to be applicable to the Company or the Guarantor or any of the Guarantor's subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or the Guarantor or any of the Guarantor's subsidiaries.

                                    (viii)  To  the  best   knowledge   of  such
                           counsel, no holders of securities of the Company or the Guarantor have rights to the registration of such securities under the Registration Statement.

                                    (ix)  Such  counsel  confirms  (i)  that the
                           statements in the Prospectus under the caption "Federal Income Tax Consequences", insofar as such statements constitute a summary of the legal matters referred to therein, fairly present the information disclosed therein in all material respects, (ii) the conformity in all material respects of the Notes (in the forms certified to by an authorized officer of the Company) to the statements relating thereto in the Prospectus, and (iii) the conformity in all material respects of the Indenture and the Guarantees to the statements relating thereto in the Prospectus under the captions "Description of Notes" and "Description of Debt Securities of Countrywide Home Loans and Related Guarantees of Countrywide Credit Industries."

                  Such counsel shall also state that, in the course of their engagement to represent or advise the Company and the Guarantor professionally, they have not become aware of any pending legal proceeding before any court or administrative agency or authority or any arbitration tribunal, nor have they devoted substantive attention in the form of legal representation as to any current overtly threatened litigation against or directly affecting the Company or its subsidiaries or the Guarantor or its subsidiaries, in each case that is required to be described in the Registration Statement or the Prospectus and is not so described. In making the foregoing statement, they shall endeavor, to the extent they believe necessary, to determine from lawyers currently in their firm who have performed substantive legal services for the Company or the Guarantor, whether such services involved substantive attention in the form of legal representation concerning pending legal proceedings or overtly threatened litigation of the nature referred to above. Beyond that, they need not make any review, search or investigation of public files or records or files or records of the Company or the Guarantor, or of their respective transactions, or any other investigation or inquiry with respect to the foregoing statement.

                  Such counsel shall also state that in the course of the preparation by the Company, the Guarantor and their counsel of the Registration Statement and Prospectus (other than the Incorporated Documents (as defined below)), such counsel attended conferences with certain of the officers of, and the independent public accountants for, the Company and the Guarantor, at which the Registration Statement and Prospectus were discussed. Given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process, such counsel need not pass upon and need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus including the Incorporated Documents, except as specifically described in the opinion set forth in paragraph (ix) above. Subject to the foregoing and on the basis of the information such counsel gained in the performance of the services referred to above, including information obtained from officers and other representatives of the Company and Guarantor, such counsel shall state that no facts have come to such counsel's attention that have caused it to believe that the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, at its date or at the date hereof, included or includes, as the case may be, any untrue statement of material fact or omitted or omits, as the case may be, to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel need not express a view or belief with respect to (i) the financial statements, the related notes and schedules thereto or other financial and
         statistical   data  included  or   incorporated  by  reference  in  the
         Registration   Statement  and  Prospectus  or  (ii)  any  part  of  the
         Registration Statement which shall constitute a Statement of Eligibility on Form T-1 under the Trust Indenture Act. References to the Prospectus in this Section 5(b) include any amendments or supplements thereto at the date hereof.

                  In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of California, the State of Delaware (but only with respect to the Delaware General Corporation Law) or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the agents, (B) as the matters involving the application of laws of the State of New York, to the extent specified in such opinion, upon the opinion of Brown & Wood LLP being delivered to the agents as of the date thereof and (C) as to matters of fact, to the extent they deem proper, on certificates and oral or written statements and other information of or from public officials and officers and representatives of the Company, the Guarantor, their respective subsidiaries and others.

                  In rendering  the opinions set forth in  paragraphs  (iii) and
         (iv), such counsel may state that such opinions are subject to the following: (i) bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium or other laws now or hereafter in effect affecting creditors' rights generally; and (ii) general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness) whether such principles are considered in a proceeding in equity or at law.

                  In rendering the opinions set forth above, such counsel need not express an opinion as to the legality, validity, binding effect or enforceability of any provision of the Notes, the Indenture or the Guarantees providing for payments thereunder in a currency other than currency of the United States of America to the extent that a court of competent jurisdiction will under applicable law convert any judgment rendered in such other currency into currency of the United States of America or to the extent that payment in a currency other than currency of the United States of America is contrary to applicable law.

                  In rendering the opinions set forth above, such counsel may state that it has assumed, with the permission of the agents, that the amount of Notes to be issued from time to time will not violate any provision in any such agreement referred to in paragraph (vii) which imposes limits on the amount of debt of the Company, the Guarantor or any of the Guarantor's subsidiaries which may be outstanding at any one time (whether directly or indirectly, through satisfaction of financial ratios or otherwise).

                  (c) The Company and the Guarantor shall have furnished to the agents the opinion or opinions of Sandor E. Samuels, General Counsel of the Company and the Guarantor, dated the date hereof, substantially as set forth below, with such additional qualifications and exceptions as shall be acceptable to the agents and their counsel:

                           (i) Each Subsidiary,  if any, is a corporation,  duly
                  incorporated, validly existing and in good standing under the laws of the state of its incorporation, with the corporate power and authority to own its properties and to conduct its business as described in the Prospectus.

                           (ii) Each of the Company, the Guarantor and the Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business other than jurisdictions in which the failure to so qualify, when considered in the aggregate and not individually, would not have a material adverse effect on the Company or the Guarantor and its Subsidiaries considered as one enterprise.

                           (iii) All the outstanding  shares of capital stock of
                  the Company and each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Company and the Subsidiaries are owned by the Guarantor either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances.

                           (iv) The  outstanding  shares of common  stock of the
                  Guarantor have been duly and validly authorized and issued and are fully paid and nonassessable.

                           (v) Neither the issue and sale of the Notes, the compliance by the Company and the Guarantor with all the provisions of this Agreement, the Indenture, the Notes or the Guarantees, the consummation of any other of the transactions herein or therein contemplated nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach of, or constitute a default under the charter or by-laws of the Company or the Guarantor or, to the knowledge of such counsel, the terms of any indenture or other agreement or instrument to which the Company or the Guarantor or any of the Guarantor's subsidiaries is a party or bound, or any order, decree, law, judgment, rule or regulation known to such counsel to be applicable to the Company or the Guarantor or any of the Guarantor's subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or the Guarantor or any of the Guarantor's subsidiaries.

                           (vi) The  documents  (the  "Incorporated  Documents")
                  incorporated by reference in the Registration Statement and Prospectus (except for the financial statements and other financial or statistical data, as to which no opinion need be expressed), as of the dates they were filed with the Commission, complied as to form in all material respects to the requirements of the Act and the Rules and Regulations and the Exchange Act and the rules and regulations of the Commission thereunder.

                           (vii) No consent, approval, authorization or order of
                  any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement or the Indenture, except such as have been obtained under the Act and such as may be required under the securities and blue sky laws, rules and regulations of any jurisdiction in connection with the purchase and distribution of the Notes and related Guarantees by the agents and such other approvals as have been obtained.

                  In rendering the opinions set forth above, such counsel may state that it has assumed, with the permission of the agents, that the amount of Notes to be issued from time to time will not violate any provision in any such agreement referred to in paragraph (v) which imposes limits on the amount of debt of the Company, the Guarantor or any of the Guarantor's subsidiaries which may be outstanding at any one time (whether directly or indirectly, through satisfaction of financial ratios or otherwise).

                  (d) Such agent shall have received from Brown & Wood LLP, counsel for the agents, such opinion or opinions, dated the date hereof, with respect to the issuance and sale of the Notes and related Guarantees, this Agreement, the Indenture, the Registration Statement, the Prospectus and other related matters as such agent may reasonably require, and the Company and the Guarantor shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (e) The Company and the Guarantor shall have each furnished to such agent a certificate of its President, a Managing Director or a Vice President and its Treasurer or an Assistant Treasurer, dated the date hereof, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that:

                           (i) the representations and warranties of the Company
                  or the Guarantor, as the case may be, in this Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, and the Company or the Guarantor, as the case may be, has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of such agent to solicit offers to purchase the Notes;

                           (ii) no stop order  suspending the  effectiveness  of
                  the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the Company or the Guarantor, as the case may be, threatened; and

                           (iii) since the date of the most recent financial statements included or incorporated in the Prospectus, there has been no material adverse change in the condition (financial or otherwise), earnings, business or properties of the Company or the Guarantor and its subsidiaries considered as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus.

                  (f) On the date hereof, Grant Thornton LLP shall have furnished to such agent a letter or letters (which may refer to letters previously delivered to such agent), dated as of the date hereof, in form and substance satisfactory to such agent, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                           (i) in their opinion the audited consolidated financial statements and financial statement schedules included or incorporated in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                           (ii) on the basis of a reading of the latest unaudited consolidated financial statements made available to them; carrying out certain specified procedures (which shall include, without limitation, the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, with respect to such unaudited consolidated financial statements included or incorporated by reference in the Registration Statement or the Prospectus); a reading of the minutes of the meetings of the stockholders, directors and standing committees thereof; and inquiries of certain officials who have responsibility for financial and accounting matters as to transactions and events subsequent to the date of the most recent audited financial statements included or incorporated in the Prospectus, nothing came to their attention which caused them to believe that:

                                            (1)    any    unaudited    financial
                                    statements  included or  incorporated in the
                                    Registration Statement and the Prospectus do
                                    not  comply  as  to  form  in  all  material
                                    respects    with    applicable    accounting
                                    requirements of the Exchange Act as they apply to quarterly reports on Form 10-Q or that any material modifications should be made to said unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                                            (2)  with   respect  to  the  period
                                    subsequent  to the date of the  most  recent
                                    financial statements (other than any capsule
                                    information),  audited or  unaudited,  in or
                                    incorporated in the  Registration  Statement
                                    and the Prospectus, there was any change, at
                                    a   specified   date  not  more  than  three
                                    business  days  prior  to  the  date  of the
                                    letter,  in the  capital  stock  or long and
                                    intermediate term debt of the Company or the
                                    Guarantor  and its  subsidiaries  taken as a
                                    whole or any decreases in the  shareholders'
                                    equity  or   consolidated   net   assets  as
                                    compared  with the amounts shown on the most
                                    recent  consolidated  balance sheet included
                                    or   incorporated   in   the    Registration
                                    Statement  and  the  Prospectus,  or for the
                                    period  from  the  date of the  most  recent
                                    financial     statements     included     or
                                    incorporated in the  Registration  Statement
                                    and the  Prospectus to such  specified  date
                                    there were any  decreases,  as compared with
                                    the  corresponding  period in the  preceding
                                    year  in   consolidated   revenues  (net  of
                                    interest charges), earnings before income taxes or net earnings of the Company or the Guarantor and its subsidiaries, except in all instances for changes or decreases set forth in such letter; or

                                            (3)  the  amounts  included  in  any
                                    unaudited "capsule"  information included or
                                    incorporated in the  Registration  Statement
                                    and the  Prospectus  do not  agree  with the
                                    amounts set forth in the unaudited financial
                                    statements  for the same periods or were not
                                    determined   on   a   basis    substantially
                                    consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Prospectus;

                           (iii) they have  performed  certain  other  specified
                  procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Registration Statement and the Prospectus and in Exhibit 12 to the Registration Statement, the information included or incorporated in Items 1, 2, 6, 7 and 11 of the Guarantor's Annual Report on Form 10-K (and, if filed, the Company's Annual Report on Form 10-K), incorporated in the Registration Statement and the Prospectus and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's or the Guarantor's Quarterly Reports on Form 10-Q incorporated in the Registration Statement and the Prospectus, agrees with the accounting records of the Company, the Guarantor and their respective subsidiaries, excluding any questions of legal interpretation; and

                           (iv) if pro forma  financial  statements are included
                  or incorporated in the Registration Statement and the Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company or the Guarantor, as the case may be, who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                  References to the Registration Statement and the Prospectus in this paragraph (f) are to such documents as amended and supplemented at the date of the letter.

                  (g) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (as amended or supplemented, in the case of a Terms Agreement, but exclusive of any amendment or supplement subsequent to the date of execution of such Terms Agreement) there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this
         Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company, the Guarantor and their respective subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of such Agent, so material and adverse as to make it impractical or inadvisable to proceed with the soliciting of offers to purchase the Notes as contemplated by the Registration Statement and the Prospectus (or, in the case of a Terms Agreement, to proceed with the offering or the delivery of the Notes to be purchased as contemplated by the Terms Agreement).

                  (h) Prior to the date  hereof,  the Company and the  Guarantor
         shall  have   furnished  to  such  agent  such   further   information,
         certificates and documents as such agent may reasonably request.

(i) Prior to the date hereof, the Notes shall have been rated, and on the date hereof the Notes shall be rated, at least BBB- by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and Baa3 by Moody's Investors Service, Inc. ("Moody's").

 If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to such agent and its counsel, this Agreement and all obligations of such agent hereunder may be canceled at any time by such agent. Notice of such cancellation shall be given to the Company and the Guarantor in writing or by telephone or telegraph confirmed in writing.

         The documents required to be delivered by this Section 5 shall be delivered to the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048, or such other location as shall be mutually agreed upon, on the date hereof.

         6. Conditions to the Obligations of a Purchaser. The obligations of a Purchaser to purchase Notes pursuant to any Terms Agreement will be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantor herein as of the date of the respective Terms Agreement and as of the Purchase Date thereunder, to the performance and observance by the Company and the Guarantor of all covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

                  (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) Except to the extent modified by the respective Terms Agreement, the Purchaser shall have received, appropriately updated in a manner consistent with Section 5 hereof, (i) certificates of the Company and the Guarantor, dated as of the Purchase Date, to the effect set forth in Section 5(e), (ii) the opinion or opinions of Munger, Tolles & Olson LLP, counsel to the Company and the Guarantor, dated as of the Purchase Date, to the effect set forth in Section 5(b), as modified such that such counsel shall state that no facts have come to such counsel's attention that have caused it to believe that the Registration Statement, at the time it became effective and, if subsequently filed, as of the date of the Guarantor's Annual Report on Form 10-K (and, if filed, the Company's Annual Report on Form 10-K), contained an untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the opinion or opinions of Sandor E. Samuels, General Counsel to the Company and the Guarantor, dated as of the Purchase Date, to the effect set forth in Section 5(c), as modified such that such counsel shall state that no facts have come to such counsel's attention that have caused it to believe that the Registration Statement, at the time it became effective and, if subsequently filed, as of the date of the Guarantor's Annual Report on Form 10-K (and, if filed, the Company's Annual Report on Form 10-K), contained an untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) the opinion or opinions of Brown & Wood llp, counsel for the Purchaser, dated as of the Purchase Date, to the effect set forth in Section 5(d), (v) letter of Grant Thornton LLP, dated as of the Purchase Date, to the effect set forth in
         Section 5(f), and (vi) bringdown letter of Grant Thornton LLP, dated as of the related Settlement Date.

         (c) The conditions set forth in Section 5(g) shall have been satisfied.
                  (d) Prior to the Purchase Date, the Company and the Guarantor shall have furnished to the Purchaser such further information, certificates and documents as the Purchaser may reasonably request.

                  (e) Prior to and at the Purchase Date, the Notes shall have been rated at least BBB- by S&P and Baa3 by Moody's.

                  (f) Subsequent to the execution of any Terms Agreement and prior to the Purchase Date pursuant to such Terms Agreement, the rating assigned by S&P or Moody's to any debt securities of the Company or the Guarantor has not been lowered and neither S&P nor Moody's has publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt securities of the Company or the Guarantor.

         If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Purchaser and its counsel, this Agreement and all obligations of the Purchaser hereunder may be canceled at, or at any time prior to, the respective Purchase Date by the Purchaser. Notice of such cancellation shall be given to the Company or the Guarantor in writing or by telephone or telegraph confirmed in writing.

         7. Reimbursement of the Agent's Expenses. If any condition to the obligations of any Agent set forth in Section 5 hereof is not satisfied, if any condition to the obligations of a Purchaser set forth in Section 6 hereof is not satisfied, if any termination pursuant to Section 9 hereof shall occur or in the case of any refusal, inability or failure on the part of the Company or the Guarantor to perform any agreement herein or comply with any provision hereof other than by reason of a default by an Agent, the Company and the Guarantor will reimburse such Agent upon demand for all expenses that shall have been incurred by such Agent pursuant to Section 4(g) hereof in connection with this Agreement.

         8. Indemnification and Contribution. (a) The Company and the Guarantor, jointly and severally, agree to indemnify and hold harmless each Agent and each person who controls such Agent within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which such Agent or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Notes as originally filed or in any amendment thereof, or in the Prospectus or any preliminary Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company and the Guarantor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company or the Guarantor by or on behalf of such Agent specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to any preliminary Prospectus or any Prospectus as supplemented or amended shall not inure to the benefit of any Agent (or any person controlling such Agent) from whom the person asserting any such loss, claim, damage or liability purchased the Notes which are the subject thereof if such Agent (or any person controlling such Agent) received a copy of such Prospectus (or such Prospectus as so amended or supplemented) and such person did not receive a copy of the Prospectus (or the Prospectus as amended or supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Notes to such person in any case where such delivery is required by the Act and the untrue statement or omission or the alleged untrue statement or omission was corrected in the Prospectus (or the Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability which the Company or the Guarantor may otherwise have.

         (b) Each Agent agrees to indemnify and hold harmless the Company and the Guarantor, their respective directors, each of their officers who sign the Registration Statement, and each person who controls the Company or the Guarantor within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Guarantor to such Agent, but only with reference to written information relating to such Agent furnished to the Company or the Guarantor by or on behalf of such Agent specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which such Agent may otherwise have. The Company and the Guarantor acknowledge that the statements set forth in the last sentence of paragraph five and paragraphs six, seven, eight and ten under the heading "Plan of Distribution of Notes," insofar as it relates to such Agent, in the Prospectus constitute the only information furnished in writing by or on behalf of such Agent for inclusion in the documents referred to in the foregoing indemnity, and you confirm that such statements are correct.

         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party hereunder, except and to the extent of any prejudice to such indemnifying party arising from such failure to provide notice, and will not, in any event, relieve the indemnifying party from any liability which it may have to any indemnified party other than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Agents in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action),
(ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable to such indemnified party as a result of such losses, claims, damages, or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and each Agent on the other from the offering of the Notes to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantor on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total commissions received by each Agent. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantor on the one hand or any Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantor and each Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Agent shall be required to contribute any amount in excess of the amount of commission or discount received by it in connection with the offering of the Notes that were the subject of the claim for indemnification. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Agents in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Notes and not joint.

         9. Termination. This Agreement will continue in effect until terminated as provided in this
                  -----------
Section 9.

                  (a) This Agreement may be terminated by either the Company or any Agent giving written notice of such termination to the other party hereto. This Agreement shall so terminate at the close of business on the first business day following the receipt of such notice by the party to whom such notice is given. This Agreement may be terminated as to one or more of the Agents, and to the extent not terminated with respect to any Agent, this Agreement shall remain in full force and effect as between the Company and any such Agent. In the event of such termination, no party shall have any liability to the other party hereto, except as provided in the fourth paragraph of Section 2(a),
         Section 4(g), Section 7, Section 8 and Section 10 and except that if terminated between the date of acceptance of an offer and the Settlement Date or Purchase Date, Section 4, Section 5 and Section 6 shall also survive with respect to such sale.

                  (b) Each Terms Agreement shall be subject to termination in the absolute discretion of the Purchaser, by notice given to the Company and the Guarantor prior to delivery of and payment for Notes to be purchased thereunder, if prior to such time (i) trading in securities generally, or in the securities of the Guarantor, on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such exchange, (ii) a banking moratorium shall have been declared by either federal or New York State authorities or, in the case of Notes denominated in other than U.S. dollars, by the authorities of the country of the currency in which such Notes are so denominated or (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States or in the country or countries of origin of any foreign currency or currency unit in which the Notes are denominated, indexed or payable is such as to make it, in the judgment of the Purchaser, impracticable to market such Notes.

         10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company, the Guarantor or any of their officers and of each Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of such Agent or the Company, the Guarantor or any of their officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Notes. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

         11. Right of Person Who Agreed to Purchase to Refuse to Purchase. The Company and the Guarantor agree that any person who has agreed to purchase and pay for any Note, including a Purchaser and any person who purchases pursuant to a solicitation by any of the Agents, shall have the right to refuse to purchase such Note if, at the Settlement Date therefor, either (a) any condition set forth in Section 5 or 6, as applicable, shall not be satisfied or (b) subsequent to the agreement to purchase such Note, any change, or any development involving a prospective change, in or affecting the business or properties of the Company or the Guarantor and its subsidiaries shall have occurred the effect of which is, in the reasonable judgment of the Purchaser or the Agent which presented the offer to purchase such Note, as applicable, so material and adverse as to make it impractical or inadvisable to proceed with the delivery of such Note.

12. Notices. All communications hereunder will be in writing and effective only on receipt, and, ------- if sent to an Agent, will be mailed, delivered or telegraphed and confirmed to such Agent, at the address specified in Schedule 1 hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 4500 Park Granada, Calabasas, California 91302, Attention:
General Counsel.

13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto ---------- and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws -------------- of the State of New York applicable to agreements made and to be performed in said State.

         [Signature Page to Follow]

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and the acceptance by each of you shall represent a binding agreement among the Company, the Guarantor and each of you.

                                            Very truly yours,

                                            COUNTRYWIDE HOME LOANS, INC.


                                         By: __________________________________
                                                Name:
                                                Title:


                                            COUNTRYWIDE CREDIT INDUSTRIES, INC.


                                         By: __________________________________
                                                Name:
                                                Title:

The foregoing Agreement is hereby confirmed and accepted as of the date hereof.

LEHMAN BROTHERS INC.


By:______________________________
   Title:

BANC OF AMERICA SECURITIES LLC


By:______________________________
   Title:

CHASE SECURITIES INC.


By:______________________________
   Title:

DEUTSCHE BANK ALEX. BROWN INC.              DEUTSCHE BANK ALEX. BROWN INC.


By:_____________________________            By:_____________________________
   Title:                                                        Title:



---------------------------------
         Goldman, Sachs & Co.

MERRILL LYNCH, PIERCE, FENNER & SMITH
                       INCORPORATED

By:______________________________
   Title:

MORGAN STANLEY & CO. INCORPORATED


By:______________________________
   Title:

SALOMON SMITH BARNEY INC.


By:______________________________
   Title:

COUNTRYWIDE SECURITIES CORPORATION


By:______________________________
   Title:

                                   SCHEDULE 1

Selling Agency Agreement dated February [ ], 2001


         Unless otherwise agreed between the Company and such Agent, the Company agrees to pay any Agent a commission equal to the following percentage of the principal amount of each Note sold by such Agent:

         Term     Commission Rate(a)

From 9 months to less than 1 year............................             0.125%

From 1 year to less than 18 months...........................             0.150%

From 18 months to less than 2 years..........................             0.200%

From 2 years to less than 3 years............................             0.250%

From 3 years to less than 4 years............................             0.350%

From 4 years to less than 5 years............................             0.450%

From 5 years to less than 6 years............................             0.500%

From 6 years to less than 7 years............................             0.550%

From 7 years to less than 10 years...........................             0.600%

From 10 years to less than 15 years..........................             0.625%

From 15 years to less than 20 years..........................             0.650%

From 20 years up to and including 30 years(b) ...............             0.750%



-------------

(a) With respect to each Note that is an Original Issue Discount Note (as defined in the Indenture), the commission payable to each Agent with respect to each such Note sold as a result of a solicitation made by such Agent shall be based on the purchase price of such Note, rather than on the principal amount of such Note.

(b) Commissions for Notes with terms in excess of 30 years will be agreed upon by the Company and the related Agent at the time of sale.

Addresses for Notices to Agents:

Notices to Lehman Brothers Inc. shall be directed to it at 3 World Financial Center, 9th Floor, New York, New York 10285, Attention: Medium-Term Note Desk,
Fax: (212) 526-1532.

Notices to Banc of America Securities LLC shall be directed to it at 100 North Tryon Street, Charlotte, NC 28255, NC1-007-07-01, Attention: Product Management,
Fax: (704) 388-9939.

Notices to Chase Securities Inc. shall be directed to it at 270 Park Avenue, 8th Floor, New York, New York 10017, Attention: Medium-Term Note Desk, Fax: (212) 834-6081.

Notices to Deutsche Bank Alex. Brown Inc. shall be directed to it at 31 W. 52nd Street, New York, New York 10019, Attention: Erich Mauff, Fax: (212) 469-7875.

Notices to Goldman, Sachs & Co. shall be directed to it at 85 Broad Street, New York, New York 10004, Attention: Ben Smilchensky, Fax: (212) 902-0658.

Notices to Merrill Lynch, Pierce, Fenner & Smith Incorporated shall be directed to it at 4 World Financial Center, 15th Floor, New York, New York 10080,
Attention: MTN Product Management, Fax: (212) 449-2234.

Notices to Morgan Stanley & Co. Incorporated shall be directed to it at 1585 Broadway, 2nd Floor, New York, New York 10036, Attention: Manager, Continuously Offered Products, Fax: (212) 761-0780; with a copy to 1585 Broadway, 34th Floor, New York, New York 10036, Attention: Peter Cooper, Investment Banking Information Center, Fax: (212) 761-0260.

Notices to Salomon Smith Barney Inc. shall be directed to it at Seven World Trade Center, New York, New York 10048, Attention: Medium-Term Note Department,
Fax: (212) 783-2274.

Notices to Countrywide Securities Corporation, 4500 Park Granada, CH-143, Calabasas, California 91302, Attention: Tom O'Hallaron, Fax: (818) 225-4014.

                                    EXHIBIT A

                                           COUNTRYWIDE HOME LOANS, INC.

                                MEDIUM-TERM NOTE

                            ADMINISTRATIVE PROCEDURES

February [ ], 2001


Medium-Term Notes, Series J, Due Nine Months or More From Date of Issue (the "Notes") are to be offered on a continuing basis by Countrywide Home Loans, Inc. (the "Company"). Lehman Brothers Inc., Banc of America Securities LLC, Chase Securities Inc., Deutsche Bank Alex. Brown Inc., Goldman, Sachs & Co., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc. and Countrywide Securities Corporation (each individually, an "Agent", and collectively, the "Agents"), have agreed to solicit purchases of the Notes. The Agents will not be obligated to purchase Notes as principal. The Notes are being sold pursuant to a Selling Agency Agreement among the Company, Countrywide Credit Industries, Inc. (the "Guarantor") and the Agents dated February [ ], 2001 (the "Agency Agreement"). The Notes will be fully and unconditionally guaranteed as to payment of principal, premium, if any, and interest by the Guarantor (the "Guarantees"). The Notes will rank equally with all other unsecured and unsubordinated debt of the Company and have been registered with the Securities and Exchange Commission (the "Commission"). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Indenture referred to below.

Each Note and related Guarantee will be issued under an Indenture dated as of January 1, 1992, as supplemented by Supplemental Indenture No. 1 thereto dated as of June 15, 1995 (collectively, the "Indenture"), among the Company, the Guarantor and The Bank of New York, as trustee (the "Trustee"). The Notes will bear interest at either fixed rates ("Fixed Rate Notes") or floating rates ("Floating Rate Notes"). Each Note will be represented by either a certificate delivered to the Holder thereof or a Person designated by such Holder (a "Certificated Note") or a Global Security (as defined hereinafter) delivered to the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note"). An owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note except in the limited circumstances described in the Prospectus (as defined in the Agency Agreement).

         The procedures to be followed during, and the specific terms of, the solicitation of offers by the Agents and the sale as a result thereof by the Company are explained below. Certificated Notes will be issued in accordance with the administrative procedures set forth in Part I hereof and Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. The Company will advise each Agent and the Trustee in writing of those persons handling administrative responsibilities with whom the Agents and the Trustee are to communicate regarding offers to purchase Notes and the details of their delivery.

         Administrative procedures and specific terms of the offering are explained below. To the extent the procedures set forth below conflict with the provisions of the Notes, the Indenture or the Agency Agreement, the relevant provisions of the Notes, the Indenture and the Agency Agreement shall control.

            PART I: ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES

Maturities:                                 Each  Certificated  Note will mature
                                            on  a  date  (the  "Stated  Maturity
                                            Date") nine months or more after the
                                            date of  delivery  by the Company of
                                            such    Certificated    Note    (the
                                            "Settlement  Date"),  subject to any
                                            applicable  provisions  relating  to
                                            redemption   or   repayment  or  the
                                            extension of maturity.

Price to Public:                            Each Certificated Note will be
                                            issued at the percentage of
                                            principal
---------------
                                            amount specified in the Prospectus.

Currencies:                                 The Certificated Notes will be
                                            denominated in U.S. dollars or in
                                            such other currency or currency unit
                                            as is specified in the Prospectus
                                            (the "Specified Currency").

Denominations:                              Except as set forth in the
                                            Certificated Note, the denomination
                                            of any
-------------
Certificated Note will be a minimum of U.S. $1,000 or any amount in excess thereof which is an integral multiple of U.S. $1,000 or, in a Specified Currency other than U.S. dollars, of the equivalent of U.S. $1,000 and any amount in excess thereof which is an integral multiple of the equivalent of U.S. $1,000, as determined pursuant to the provisions of the Indenture.

Registration:                               Certificated Notes will be issued
                                            only in fully registered form.
------------

Interest Payments:                          Except as set forth in the
                                            Certificated Note, each Certificated
                                            Note
-----------------
which is a Fixed Rate Note will bear interest from the Settlement Date of such Certificated Note at the annual rate stated on the face thereof, payable semiannually on January 15 and July 15 of each year (each, an "Interest Payment Date") and on the Stated Maturity Date or date of earlier redemption or repayment (such date is herein referred to as the "Maturity Date" with respect to the principal repayable on such date), and each Certificated Note which is a Floating Rate Note will bear interest as determined in the manner set forth on the face thereof, payable on the dates set forth on the face thereof. Unless otherwise specified on the face thereof, interest (including payments for partial periods) on Fixed Rate Notes will be calculated on the basis of a 360-day year of twelve 30-day months. Interest on Floating Rate Notes will be determined in the manner agreed upon by the Company and the purchaser thereof in accordance with the provisions of the Prospectus. Except as set forth in the Certificated Note, the "Record Date" with respect to any Interest Payment Date for Floating Rate Notes shall be the date 15 calendar days immediately preceding such Interest Payment Date, and for Fixed Rate Notes shall be the December 31 or June 30 next preceding such Interest Payment Date, whether or not such date shall be a Business Day, as defined in the Prospectus. The first payment of interest on any Certificated Note originally issued between a Record Date and an Interest Payment Date will be made on the Interest Payment Date following the next Record Date to the Holder on such next succeeding Record Date. Notwithstanding the record date provisions above, interest payable on the Maturity Date will be payable to the person to whom principal shall be payable. Interest on the Certificated Notes will be paid in the Specified Currency by mailing a check (from an account at a bank located outside of the United States if such check is payable in a Specified Currency other than U.S. dollars) to the Holder at the address of such Holder appearing on the Security Register on the applicable Record Date; provided, however, that a -------- ------- Holder of U.S. $10,000,000 (or the equivalent thereof in a Specified Currency other than U.S. dollars) or more in aggregate principal amount of Notes (whether or not having identical terms and provisions) shall be entitled: (i) if the Specified Currency is U.S. dollars, to receive U.S. dollar payments by wire transfer of immediately available funds to an account maintained by the payee with a bank located in the United States, but only if appropriate wire transfer instructions have been received in writing by the Trustee not later than the Record Date immediately preceding the applicable Interest Payment Date, and (ii) if the Specified Currency is other than U.S. dollars, to receive by wire transfer of immediately available funds to an account maintained by the payee with a bank located in a jurisdiction in which payment in such Specified Currency is then lawful. Within ten days following each Record Date, the Trustee will inform the Company of the total amount of the interest payments to be made by the Company on the next succeeding Interest Payment Date and the currencies or currency units in which such interest payments are to be made. The Trustee will provide monthly to the Company a list of the principal and interest to be paid on Certificated Notes maturing in the next succeeding month.

Procedure for Rate Setting and

Posting:                                    The Company and the Agents will
                                            discuss from time to time the
--------
aggregate principal amount of, the issuance price of, and the interest rates to be borne by, Certificated Notes that may be sold as a result of the solicitation or offers by the Agents. If the Company decides to establish prices of (including the currency of issuance), and rates borne by, any Certificated Notes to be sold (the establishment of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agents of the prices and rates to be posted.

Acceptance of Offers:    Unless otherwise agreed between the Company and such
                         Agent, any Agent
--------------------
which receives an offer to purchase Certificated Notes will promptly advise the Company of each such offer other than offers rejected by such Agent as provided below. The Company will have the sole right to accept any such offer to purchase Certificated Notes. The Company may reject any such offer in whole or in part. Unless otherwise agreed between the Company and any Agent, each Agent may, in its discretion reasonably exercised, reject any offer to purchase Certificated Notes received by it in whole or in part.
Preparation of Pricing Supplement:

If any offer to purchase a Certificated Note is accepted by or on
----------------------------------
behalf of the Company, the Company and the Guarantor, with the approval of the Agents, will prepare a Pricing Supplement reflecting the terms of such Certificated Note and will arrange to have requisite copies of such Pricing Supplement filed with the Commission, in each case no later than the second Business Day after the earlier of the determination of the offering price or the date it is first used and will supply at least ten copies thereof (or additional copies if requested) to the Agents and one copy to the Trustee no later than 11:00 A.M., New York City time, on the Business Day following the date of acceptance at the following applicable address (unless otherwise specified in the applicable trading confirmation): if to Lehman Brothers Inc., to Lehman Brothers Inc., 3 World Financial Center, 9th Floor, New York, New York 10285, attention Medium-Term Note Desk, telephone no. (212) 526-8400, telecopier no.
(212) 526-1532; if to Banc of America Securities LLC to The Bank of New York, One Wall Street, 3rd Floor, Dealers Clearance, Window B, A/C Banc of America Securities LLC; if to Chase Securities Inc., to Chase Securities Inc., 270 Park Avenue, 8th Floor, New York, New York 10017, attention Medium-Term Note Desk, telecopier no. (212) 834-6081; if to Deutsche Bank Alex. Brown Inc. to Deutsche Bank Alex. Brown Inc., 31 West 52nd Street, New York, New York 10019, attention of Erich Mauff, telephone no. (212) 469-7859, telecopier no. (212) 469-7875, with a copy to Deutsche Bank Alex. Brown Inc., c/o ADP Prospectus, 536 Broadhollow Road, Melville, NY 11747, attention of Krista Zeoli, telephone no.
(516) 254-7107,  telecopier no. (516) 254-7134;  if to Goldman,  Sachs & Co., to
Goldman, Sachs & Co., 85 Broad Street, 27th Floor, New York, New York 10004, attention of Ben Smilchensky, telephone no. (212) 902-1482, telecopier no. (212) 902-0658; if to Merrill Lynch, Pierce, Fenner & Smith Incorporated, to Merrill Lynch Production Technologies, by e-mail to mtnsuppl@na2.us.ml.com, 44B Colonial Drive, Piscataway, New Jersey 08854, attention Final Prospectus Unit/Nachman Kimmerling, telephone no. (732) 885-2768, telecopier no. (732) 885-2774, with a copy to Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, 15th Floor, New York, New York 10080, attention MTN Product Management, telephone no. (212) 449-7476, telecopier no. (212) 449-2234; if to Morgan Stanley & Co. Incorporated, to Morgan Stanley & Co. Incorporated, 1585 Broadway, 2nd Floor, New York, New York 10036, attention Medium-Term Note Trading Desk, Carlos Cabrera, telephone no. (212) 761-4000, telecopier no. (212) 761-0780; if to Salomon Smith Barney Inc., to Salomon Smith Barney Inc., Brooklyn Army Terminal, 140 58th Street, 5th Floor, Brooklyn, NY 11220, attention of Dianne Graham, telephone no. (718) 765-6736, telecopier no. (718) 765-6734; if to Countrywide Securities Corporation, to Countrywide Securities Corporation, 4500 Park Granada, CH-143, Calabasas, California 91302, attention of Tom O'Hallaron, telephone no. (818) 225-3297, or, if after 5:00 p.m., (818) 225-3201, telecopier
no. (818) 225-4014 ; and if to the Trustee, to The Bank of New York, 101 Barclay Street, New York, New York 10286, attention Corporate Trust Office. Such Agent will cause a Pricing Supplement to be delivered to the purchaser of the Certificated Note. In all respects, the Company and the Guarantor will prepare and file each such Pricing Supplement in accordance with Rule 424 under the Act.
                                            In  each  instance  that  a  Pricing
                                            Supplement  is prepared,  each Agent
                                            will affix the Pricing Supplement to
                                            Prospectuses  prior  to  their  use;
                                            provided,  however, that pursuant to
                                            Rule  434  ("Rule  434")  under  the
                                            Securities  Act of 1933, as amended,
                                            the   Pricing   Supplement   may  be
                                            delivered    separately   from   the
                                            Prospectuses.    Outdated    Pricing
                                            Supplements, and the Prospectuses to
                                            which  they are  attached  or relate
                                            (other  than  those   retained   for
                                            files), will be destroyed.

Suspension of Solicitation;

Amendment or Supplement:                    The Company reserves the right, in
                                            its sole discretion, to instruct
-----------------------
the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Certificated Notes. As soon as practicable, but in no event later than one Business Day after receipt of instructions from the Company, the Agents will suspend solicitation of offers to purchase Certificated Notes from the Company until such time as the Company has advised them that such solicitation may be resumed.

                                                     If  the   Company   or  the
                                            Guarantor   decides   to   amend  or
                                            supplement     the      Registration
                                            Statement or the Prospectus relating
                                            to the Notes  (except in the case of
                                            a   Pricing    Supplement   to   the
                                            Prospectus),   the  Company  or  the
                                            Guarantor,  as the case may be, will
                                            promptly  advise  the Agents and the
                                            Trustee and will  furnish the Agents
                                            and the  Trustee  with the  proposed
                                            amendment    or     supplement    in
                                            accordance  with  the  terms  of the
                                            Agency Agreement. The Company or the
                                            Guarantor  will mail or  transmit to
                                            the Commission for filing  therewith
                                            any  supplement  to  the  Prospectus
                                            relating  to the Notes,  provide the
                                            Agents    with    copies    of   any
                                            supplement,   and   confirm  to  the
                                            Agents that such supplement has been
                                            filed with the Commission.

                                            In the  event  that at the  time the
                                            Company  suspends   solicitation  of
                                            offers  to   purchase   Certificated
                                            Notes there shall be any outstanding
                                            offers  to   purchase   Certificated
                                            Notes that have been accepted by the
                                            Company but for which settlement has
                                            not yet  occurred,  the Company will
                                            promptly  advise  the Agents and the
                                            Trustee  whether  such  sales may be
                                            settled  and  whether  copies of the
                                            Prospectus  as  supplemented  to the
                                            time  of  the   suspension   may  be
                                            delivered  in  connection  with  the
                                            settlement   of  such   sales.   The
                                            Company    will    have   the   sole
                                            responsibility for such decision and
                                            for any  arrangements  which  may be
                                            made in the event  that the  Company
                                            determines  that such  sales may not
                                            be  settled  or that  copies of such
                                            Prospectus may not be so delivered.

Delivery of Prospectus:                     Each Agent shall, for each offer to
                                            purchase a Certificated Note that
-----------------------
is solicited by such Agent and accepted by the Company, deliver a copy of the Prospectus as most recently amended or supplemented (including the applicable Pricing Supplement which, pursuant to Rule 434, may be delivered separately from the Prospectus) with the earlier of the delivery of the confirmation of sale or the Certificated Note to the purchaser thereof or such purchaser's agent.


Confirmation:                               For  each   offer  to   purchase   a
                                            Certificated  Note  solicited by any
                                            Agent and  accepted by the  Company,
                                            such Agent will issue a confirmation
                                            to the purchaser, with a copy to the
                                            Company,  setting  forth the details
                                            set  forth  above and  delivery  and
                                            payment instructions.

Settlement:                                 The Settlement Date with respect to
                                            any offer to purchase
----------
Certificated Notes accepted by or on behalf of the Company will be a date on or before the third Business Day next succeeding the date of acceptance unless otherwise agreed by the purchaser and the Company and shall be specified upon acceptance of such offer. The Company will instruct the Trustee to effect delivery of each Certificated Note no later than 1:00 p.m., New York City time, on the Settlement Date to such Agent for delivery to the purchaser.

Details for Settlement: For each offer to purchase a Certificated Note received by any Agent and accepted pursuant to the terms of the Agency Agreement, such Agent will provide (unless provided by the purchaser directly to the Company) by telephone the following information (to the extent applicable) to the
                                            Company:

1. Exact name of Holder.
2. Exact address of Holder and address for payment of principal, premium, if any, and interest. 3. Taxpayer identification number of Holder (if available).
4. Principal amount of the Note. 5. Specified Currency. 6. Interest rate or interest rate basis. 7. Base Rate(s), Index Maturity, Initial Interest Rate, Maximum Interest Rate, Minimum Interest Rate, Interest Reset Dates, Interest Payment Dates, Calculation Dates, Interest Reset Dates and Spread and/or Spread Multiplier (as each such term is defined in the Prospectus). 8. Issue price of Note and proceeds to Company. 9. Settlement Date. 10. Stated Maturity Date. 11. Redemption and/or repayment provisions, if any. 12. Agent's commission to be paid in the form of a discount upon settlement. 13. Other relevant terms, including any reset and/or extension provisions.

                                            Such Agent will  advise the  Company
                                            of the foregoing information (unless
                                            provided by the  purchaser  directly
                                            to the  Company)  for each  offer to
                                            purchase   a    Certificated    Note
                                            solicited by such Agent and accepted
                                            by  the  Company  in  time  for  the
                                            Trustee to prepare and  authenticate
                                            the  required   Certificated   Note.
                                            Before   accepting   any   offer  to
                                            purchase a  Certificated  Note to be
                                            settled in less than three  Business
                                            Days,  the Company shall verify that
                                            the Trustee will have  adequate time
                                            to  prepare  and  authenticate  such
                                            Certificated Note.

                                            After  receiving from such Agent the
                                            details for each offer to purchase a
                                            Certificated Note, the Company will,
                                            after  recording the details and any
                                            necessary   calculations,    provide
                                            appropriate   documentation  to  the
                                            Trustee,  including the  information
                                            provided by such Agent necessary for
                                            the preparation  and  authentication
                                            of such Certificated  Note. Prior to
                                            preparing the Certificated  Note for
                                            delivery  (but in any  case no later
                                            than 11:00 a.m., New York City time,
                                            on the Business  Day next  preceding
                                            the Settlement Date  therefor),  the
                                            Trustee  will confirm the details of
                                            such   issue   with  such  Agent  by
                                            telephone.

Note Deliveries and Cash Payment: Upon receipt of appropriate documentation and instructions, the Company will cause the Trustee to prepare and authenticate the pre-printed 4-ply Certificated Note packet containing the following documents in forms approved by the Company, the Agents and the Trustee:

1. Certificated Note with customer  confirmation.
2. Stub 1--For the applicable
Agent.
3. Stub 2--For the Company.
4. Stub 3--For the Trustee.



                                            Each   Certificated  Note  shall  be
                                            authenticated   on  or  before   the
                                            Settlement   Date   therefor.    The
                                            Trustee   will   authenticate   each
                                            Certificated  Note and deliver it to
                                            such Agent (and deliver the stubs as
                                            indicated above),  all in accordance
                                            with written instructions (which may
                                            be  in   the   form   of   facsimile
                                            transmission)   from  the   Company.
                                            Delivery  by  the  Trustee  of  each
                                            Certificated   Note   will  be  made
                                            against  receipt  by the  Company by
                                            1:00 p.m.,  New York City  time,  on
                                            the  Settlement  Date in immediately
                                            available  funds of an amount  equal
                                            to   the   issue   price   of   such
                                            Certificated Note or the U.S. dollar
                                            equivalent  of the  issue  price  of
                                            such  Note  as  agreed  between  the
                                            Company  and  such   Agent,   unless
                                            otherwise agreed between the Company
                                            and such  Agent,  less such  Agent's
                                            commission.

                                            Upon verification by such Agent that
                                            a  Note   has  been   prepared   and
                                            properly    authenticated   by   the
                                            Trustee and  registered  in the name
                                            of  the   purchaser  in  the  proper
                                            principal   amount   and   that  the
                                            related   Guarantee  has  been  duly
                                            endorsed  thereon,  payment  will be
                                            made to the  Company  by such  Agent
                                            the   same   day   in    immediately
                                            available  funds  in  the  Specified
                                            Currency. Such payment shall be made
                                            only  upon  prior  receipt  by  such
                                            Agent of immediately available funds
                                            from or on behalf  of the  purchaser
                                            in  the  Specified  Currency  unless
                                            such Agent  decides,  at its option,
                                            to  advance  its own  funds for such
                                            payment against  subsequent  receipt
                                            of funds from the purchaser.

                                            Upon delivery of a Certificated Note
                                            to  such  Agent,  such  Agent  shall
                                            promptly  deliver such  Certificated
                                            Note to the purchaser.

                                            In the event any  Certificated  Note
                                            is incorrectly prepared, the Trustee
                                            shall  promptly  issue a replacement
                                            Certificated  Note in  exchange  for
                                            the       incorrectly       prepared
                                            Certificated Note.

Failure to Settle:                          If any Agent, at its own option, has
                                            advanced its own funds for
-----------------
payment against subsequent receipt of funds from the purchaser, and if the purchaser shall fail to make payment for the Certificated Note on the Settlement Date therefor, such Agent will promptly notify the Trustee and the Company by telephone, promptly confirmed in writing (but no later than the next Business
Day). In such event, the Company shall promptly provide the Trustee with appropriate documentation and instructions consistent with these procedures for the return of the Certificated Note to the Trustee and such Agent will promptly return the Certificated Note to the Trustee. Upon confirmation (i) from the Trustee in writing (which may be given by telex or telecopy) that the Trustee has received the Certificated Note and (ii) from such Agent in writing (which may be given by telex or telecopy) that such Agent has not received payment from the purchaser (the matters referred to in clauses (i) and (ii) are referred to hereinafter as the "Confirmations"), the Company will promptly pay to such Agent an amount in immediately available funds equal to the amount previously paid by such Agent in respect of such Certificated Note. Assuming receipt of the Certificated Note by the Trustee and of the Confirmations by the Company, such payment will be made on the Settlement Date, if reasonably practicable, and in any event not later than the Business Day following the date of receipt of the Certificated Note and Confirmations. If a purchaser shall fail to make payment for the Certificated Note for any reason other than the failure of such Agent to provide the necessary information to the Company as described above for settlement or to provide a confirmation to the purchaser within a reasonable period of time as described above or otherwise to satisfy its obligation hereunder or in the Agency Agreement, and if such Agent shall have otherwise complied with its obligations hereunder and in the Agency Agreement, the Company will reimburse such Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.

                                            Immediately   upon  receipt  of  the
                                            Certificated   Note  in  respect  of
                                            which  the  failure  occurred,   the
                                            Trustee will void said  Certificated
                                            Note,  make  appropriate  entries in
                                            its    records   and   destroy   the
                                            Certificated  Note;  and  upon  such
                                            action,  the Certificated  Note will
                                            be deemed  not to have been  issued,
                                            authenticated and delivered.

Trustee Not to

Risk Funds:                                 Nothing herein shall be deemed to
                                            require the Trustee to risk or
----------
expend its own funds in connection with any payment to the Company, or any Agent or the purchaser, it being understood by all parties that payments made by the Trustee to either the Company or any Agent shall be made only to the extent that funds are provided to the Trustee for such purpose.

Authenticity of Signatures:                 The Company will cause the Trustee
                                            and the Guarantor to furnish each
---------------------------
Agent from time to time with the specimen signatures of the officers, employees or agents who have been authorized to authenticate Certificated Notes or execute the related Guarantee, as the case may be, but each Agent will have no obligation or liability to the Company, the Guarantor or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company, the Guarantor or the Trustee on any Certificated Note.

Payment of Expenses:                        Each Agent shall forward to the
                                            Company and the Guarantor, from time
-------------------
to time (but not more often than monthly), a statement of the out-of-pocket expenses incurred by such Agent during the related period which are reimbursable to it pursuant to the terms of the Agency Agreement. The Company and the Guarantor will promptly remit payment to such Agent.
Advertising

Costs:                                      The Company will determine with each
                                            Agent the amount of advertising
-----
that may be appropriate in soliciting offers to purchase the Notes. Advertising expenses will be paid by the Company and the Guarantor.

             PART II: ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES

              In connection with the qualification of Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company, the Guarantor and the Trustee to The Depository Trust Company ("DTC") of even date herewith and a Medium-Term Note Certificate Agreement between the Trustee and DTC, dated April 14, 1989 and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:                                   On any Settlement Date (as defined
                                            under "Settlement" below) for one
--------
or more Fixed Rate Book-Entry Notes, the Company will issue a single global security in fully registered form without coupons (a "Global Security") representing up to U.S. $400,000,000 principal amount of all of such Notes that have the same Issue Date, Specified Currency, Interest Rate, Stated Maturity
Date, redemption and/or repayment provisions and Interest Payment Dates. Similarly, on any Settlement Date for one or more Floating Rate Book-Entry Notes, the Company will issue a single Global Security representing up to U.S. $400,000,000 principal amount of all of such Notes that have the same Issue Date, Specified Currency, Base Rate(s), Index Maturity, Interest Reset Dates, Spread and/or Spread Multiplier (if any), Initial Interest Rate, Interest Payment Dates, Minimum Interest Rate (if any), Maximum Interest Rate (if any), Stated Maturity Date and redemption and/or repayment provisions. Each Global Security will be dated and issued as of the date of its authentication by the Trustee. Each Global Security will bear an "Interest Accrual Date", which will be (i) with respect to an original Global Security (or any portion thereof), its original issuance date and (ii) with respect to any Global Security (or portion thereof) issued subsequently upon exchange of a Global Security or in lieu of a destroyed, lost or stolen Global Security, the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor Global Security or Securities (or if no such payment or provision has been made, the original issuance date of the predecessor Global Security), regardless of the date of authentication of such subsequently issued Global Security. No Global Security will represent any Certificated Note.

Price to Public:                            Each Book-Entry Note will be issued
                                            at the percentage of principal
---------------
                                            amount specified in the Prospectus.

Identification Numbers:                     The Company will arrange, on or
                                            prior to commencement of a program
-----------------------
for the offering of Book-Entry Notes, with the CUSIP Service Bureau of Standard & Poor's Ratings Group (the "CUSIP Service Bureau") for the reservation of a series of CUSIP numbers (including tranche numbers), consisting of approximately 900 CUSIP numbers and relating to Global Securities representing the Book-Entry Notes. The Trustee has or will obtain from the CUSIP Service Bureau a written list of such series of reserved CUSIP numbers and will deliver to the Company and DTC such written list of 900 CUSIP numbers of such series. The Company will assign CUSIP numbers to Global Securities as described below under Settlement Procedure "B". DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Global Securities. The Trustee will notify the Company at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global Securities, and if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Securities representing Book-Entry Notes. Upon obtaining such additional CUSIP numbers, the Trustee shall deliver such additional CUSIP numbers to the Company and DTC.

Registration:                           Each Global Security will be
                                        registered in the name of Cede & Co., as
------------
nominee for DTC, on the Securities Register maintained under the Indenture governing such Global Security. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Note in the account of such Participants. The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.
Transfers:
                                            Transfer of a  Book-Entry  Note will
                                            be accomplished by book entries made
                                            by DTC and, in turn, by Participants
                                            (and in certain  cases,  one or more
                                            indirect participants in DTC) acting
                                            on behalf of beneficial  transferors
                                            and transferees of such Note.

Consolidation and Exchange:                 The Trustee may deliver to DTC and
                                            the CUSIP Service Bureau at any
--------------------------
time a written notice of consolidation specifying (i) the CUSIP numbers of two or more outstanding Global Securities that represent (A) Fixed Rate Book-Entry Notes having the same Issue Date, Specified Currency, Interest Rate, Stated Maturity Date, redemption and/or repayment provisions (if any) and Interest Payment Dates and with respect to which interest has been paid to the same date or (B) Floating Rate Book-Entry Notes having the same Issue Date, Specified Currency, Base Rate, Index Maturity, Interest Reset Dates, Spread and/or Spread Multiplier (if any), Initial Interest Rate, Interest Payment Dates, Minimum Interest Rate (if any), Maximum Interest Rate (if any), redemption and/or repayment provisions (if any) and Stated Maturity Date and with respect to which interest has been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment Date for such Book-Entry Notes, on which such Global Securities shall be exchanged for a single replacement Global Security and (iii) a new CUSIP number, obtained from the Company, to be assigned to such replacement Global Security. Upon receipt of such a notice, DTC will send to its Participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Securities for a single Global Security bearing the new CUSIP number and a new Interest Accrual Date, and the CUSIP numbers of the exchanged Global Securities will, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned.
                                                     Notwithstanding         the
                                            foregoing,  if the Global Securities
                                            to   be   exchanged    exceed   U.S.
                                            $400,000,000 in aggregate  principal
                                            amount,  one Global Security will be
                                            authenticated    and    issued    to
                                            represent each U.S.  $400,000,000 of
                                            principal  amount  of the  exchanged
                                            Global  Securities and an additional
                                            Global      Security     will     be
                                            authenticated    and    issued    to
                                            represent  any  remaining  principal
                                            amount  of  such  Global  Securities
                                            (see "Denominations" below).

Maturities:                                 Each Book-Entry Note will mature on
                                            a date nine months or more after
----------
                                            the Settlement Date for such Note.

Notice of Redemption Date: The Trustee will notify DTC not more than 60 but not less than 30 days prior to each redemption date, if any, with respect to a Book-Entry Note, of the CUSIP number of such Note, the redemption date, the redemption price and the principal amount of such Book-Entry Note to be redeemed.

Denominations:                              Book-Entry Notes will be issued in
                                            principal amounts of U.S. $1,000
-------------
or any amount in excess thereof that is an integral multiple of U.S. $1,000. Global Securities will be denominated in principal amounts not in excess of U.S. $400,000,000. If one or more Book-Entry Notes having an aggregate principal amount in excess of U.S. $400,000,000 would, but for the preceding sentence, be represented by a single Global Security, then one Global Security will be issued to represent each U.S. $400,000,000 principal amount of such Book-Entry Note or Notes and an additional Global Security will be issued to represent any remaining principal amount of such Book-Entry Note or Notes. In such a case, each of the Global Securities representing such Book-Entry Note or Notes shall be assigned the same CUSIP number.

Interest:                                   General.  Interest on each
                                            Book-Entry Note will accrue from the
--------                                    -------
Interest Accrual Date of the Global Security representing such Note. Except as set forth in the underlying Global Security, each Book-Entry Note which is a Fixed Rate Note will bear interest at the annual rate stated in such Global Security, payable semiannually on January 15 and July 15 of each year (each, an "Interest Payment Date") and on the Maturity Date, and each Book-Entry Note which is a Floating Rate Note will bear interest as determined in the manner set forth in such Global Security, payable on the dates set forth on such Global Security. Except as set forth in the underlying Global Security, interest (including payments for partial periods) on Fixed Rate Notes will be calculated on the basis of a 360-day year of twelve 30-day months. Except as set forth in the underlying Global Security, interest on Book-Entry Notes which are Floating Rate Notes will be determined in the manner agreed upon by the Company and the purchaser thereof in accordance with the provisions of the Prospectus. Except as set forth in the underlying Global Security, the "Record Date" with respect to any Interest Payment Date for Book-Entry Notes which are Floating Rate Notes shall be the date 15 calendar days immediately preceding such Interest Payment Date, and for Fixed Rate Notes shall be the December 31 or June 30 next preceding  such  Interest  Payment  Date,  whether  or not such date  shall be a
Business Day. The first payment of interest on any Book-Entry Note originally issued between a Record Date and an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Record Date to the Holder on such next succeeding Record Date. Notwithstanding the record date provisions above, interest payable on the Maturity Date will be payable to the person to whom principal shall be payable. Standard & Poor's Ratings Group will use the information received in the pending deposit message described under Settlement Procedure "C" below in order to include the amount of any interest payable and certain other information regarding the related Global Security in the appropriate weekly bond report published by Standard & Poor's Ratings Group.

                                            On  the   first   Business   Day  of
                                            January,  April, July and October of
                                            each year,  the Trustee will deliver
                                            to the  Company  and  DTC a  written
                                            list of Record  Dates  and  Interest
                                            Payment  Dates  that will occur with
                                            respect to Floating Rate  Book-Entry
                                            Notes  during the  six-month  period
                                            beginning  on  such  first  Business
                                            Day.  Promptly  after each  Interest
                                            Determination  Date (as  defined  in
                                            the  Prospectus)  for Floating  Rate
                                            Notes,  the Company  will notify the
                                            Trustee,  and  the  Trustee  in turn
                                            will   notify   Standard   &  Poor's
                                            Ratings Group, of the interest rates
                                            determined    on    such    Interest
                                            Determination Date.

Payments of Principal and Interest:         Payments of Interest Only.
                                            Promptly after each Record Date, the
----------------------------------          -------------------------
Trustee will deliver to the Company and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Global Security on the following Interest Payment Date (other than an Interest Payment Date coinciding with a Maturity Date) and the total of such amounts. DTC will confirm the amount payable on each Global Security on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor's Corporation. The Company will pay to the Trustee, as paying agent, the total amount of interest due on such Interest Payment Date (other than on the Maturity Date), and the Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment". Payments at Maturity. On or about the first Business Day of each -------------------- month, the Trustee will deliver to the Company and DTC a written list of principal and interest to be paid on each Global Security with a Maturity Date in the following month. The Company, the Trustee and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business Day preceding the Maturity Date of such Global Security. The Company will pay to the Trustee, as the paying agent, the principal amount of such Global Security, together with interest due on such Maturity Date. The Trustee will pay such amount to DTC at the time and in the manner set forth below under "Manner of Payment".
                                            Promptly after payment to DTC of the
                                            principal  and  interest  due on the
                                            Maturity   Date   of   such   Global
                                            Security,  the  Trustee  will cancel
                                            such Global  Security and deliver it
                                            to the Company  with an  appropriate
                                            debit advice.  On the first Business
                                            Day of each month,  the Trustee will
                                            prepare    a    written    statement
                                            indicating   the   total   principal
                                            amount   of    outstanding    Global
                                            Securities  for  which it  serves as
                                            trustee   as  of   the   immediately
                                            preceding Business Day.

                                            Manner of Payment.  The total amount
                                            of any principal and interest due on
                                            Global  Securities  on any  Interest
                                            Payment Date or on the Maturity Date
                                            shall be paid by the  Company to the
                                            Trustee in funds  available  for use
                                            by the Trustee as of 9:30 A.M.  (New
                                            York City  time) on such  date.  The
                                            Company  will make such  payment  on
                                            such    Global     Securities     by
                                            instructing  the Trustee to withdraw
                                            funds from an account  maintained by
                                            the  Company  at  the  Trustee.  For
                                            maturity,  redemption,  repayment or
                                            any other principal payments:  prior
                                            to 10:00  A.M.  (New York City time)
                                            on such date or as soon as  possible
                                            thereafter,  the  Trustee  will make
                                            such  payments  to DTC in  same  day
                                            funds in accordance  with DTC's Same
                                            Day Funds  Settlement  Paying  Agent
                                            Operating  Procedures.  For interest
                                            payments: the Trustee will make such
                                            payments to DTC in  accordance  with
                                            existing  arrangements  between  DTC
                                            and the Trustee.  DTC will  allocate
                                            such payments to its participants in
                                            accordance    with   its    existing
                                            operating  procedures.  Neither  the
                                            Company  (either  as  Issuer  or  as
                                            Paying  Agent),  the  Trustee or any
                                            Agent    shall   have   any   direct
                                            responsibility  or liability for the
                                            payment by DTC to such  Participants
                                            of the  principal of and interest on
                                            the Book-Entry Notes.

                                            Withholding Taxes. The amount of any
                                            taxes required under  applicable law
                                            to be  withheld  from  any  interest
                                            payment on a Book-Entry Note will be
                                            determined   and   withheld  by  the
                                            Participant, indirect participant in
                                            DTC or other Person  responsible for
                                            forwarding  payments  and  materials
                                            directly to the beneficial  owner of
                                            such Note.

Procedure for Rate Setting

and Posting:                                The Company and the Agents will
                                            discuss from time to time the
-----------
aggregate principal amount of, the issuance price of, and the interest rates to be borne by, Book-Entry Notes that may be sold as a result of the solicitation or offers by the Agents. If the Company decides to establish prices of (including the currency of issuance), and rates borne by, any Book-Entry Notes to be sold (the establishment of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agents of the prices and rates to be posted.

Acceptance

of Offers:                                  Unless otherwise agreed between the
                                            Company and such Agent, any Agent
---------
which receives an offer to purchase Book-Entry Notes will promptly advise the Company of each such offer other than offers rejected by such Agent as provided below. The Company will have the sole right to accept any such offer to purchase Book-Entry Notes. The Company may reject any such offer in whole or in part.

                                            Unless  otherwise agreed between the
                                            Company  and any  Agent,  each Agent
                                            may,  in its  discretion  reasonably
                                            exercised,   reject   any  offer  to
                                            purchase  Book-Entry  Notes received
                                            by it in whole or in part.

Preparation of Pricing Supplement:          If any offer to purchase a Book-
                                            Entry Note is accepted by or on
----------------------------------
behalf of the Company, the Company and the Guarantor, with the approval of the Agents, will prepare a Pricing Supplement reflecting the terms of such
Book-Entry Note and will arrange to have requisite copies of such Pricing Supplement filed with the Commission, in each case no later than the second Business Day after the earlier of the determination of the offering price or the date it is first used and will supply at least ten copies thereof (or additional copies if requested) to the Agents and one copy to the Trustee no later than 11:00 A.M., New York City time, on the Business Day following the date of acceptance at the following applicable address (unless otherwise specified in the applicable trading confirmation): if to Lehman Brothers Inc., to Lehman Brothers Inc., 3 World Financial Center, 9th Floor, New York, New York 10285, attention Medium-Term Note Desk, telephone no. (212) 526-8400, telecopier no.
(212) 526-1532; if to Banc of America Securities LLC, to The Bank of New York, One Wall Street, 3rd Floor, Dealers Clearance, Window B, A/C Banc of America Securities LLC; if to Chase Securities Inc., to Chase Securities Inc., 270 Park Avenue, 8th Floor, New York, New York 10017, attention Medium-Term Note Desk, telecopier no. (212) 834-6081; if to Deutsche Bank Alex. Brown Inc. to Deutsche Bank Alex. Brown Inc., 31 West 52nd Street, New York, New York 10019, attention of Erich Mauff, telephone no. (212) 469-7859, telecopier no. (212) 469-7875, with a copy to Deutsche Bank Alex. Brown Inc., c/o ADP Prospectus, 536 Broadhollow Road, Melville, NY 11747, attention of Krista Zeoli, telephone no.
(516) 254-7107,  telecopier no. (516) 254-7134;  if to Goldman,  Sachs & Co., to
Goldman, Sachs & Co., 85 Broad Street, 27th Floor, New York, New York 10004, attention of Ben Smilchensky, telephone no. (212) 902-1482, telecopier number
(212) 902-0658; if to Merrill Lynch, Pierce, Fenner & Smith Incorporated, to Merrill Lynch Production Technologies, by e-mail to mtnsuppl@na2.us.ml.com, 44B Colonial Drive, Piscataway, New Jersey 08854, attention of Nachman Kimmerling/Final Prospectus Unit, telephone no. (732) 885-2768, telecopier no.
(732) 885-2774, with a copy to Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, 15th Floor, New York, New York 10080, attention MTN Product Management, telephone no. (212) 449-7476, telecopier no.
(212)449-2234; if to Morgan Stanley & Co. Incorporated, to Morgan Stanley & Co. Incorporated, 1585 Broadway, 2nd Floor, New York, New York 10036, attention Medium-Term Note Trading Desk, Carlos Cabrera, telephone no. (212) 761-4000, telecopier no. (212) 761-0780; if to Salomon Smith Barney Inc., to Salomon Smith Barney Inc., Brooklyn Army Terminal, 140 58th Street, 5th Floor, Brooklyn, NY 11220, attention of Dianne Graham, telephone no. (718) 765-6736, telecopier no.
(718) 765-6734; if to Countrywide Securities Corporation, to Countrywide Securities Corporation, 4500 Park Granada, CH-143, Calabasas, California 91302, attention of Tom O'Hallaron, telephone no. (818) 225-3297, or, if after 5:00 p.m., (818) 225-3201, telecopier no. (818) 225-4014; and if to the Trustee, to The Bank of New York, 101 Barclay Street, New York, New York 10286, attention Corporate Trust Office. Such Agent will cause a Pricing Supplement to be delivered to the purchaser of the Book-Entry Note. In all respects, the Company and the Guarantor will prepare and file each such Pricing Supplement in accordance with Rule 424 under the Act.
                                            In  each  instance  that  a  Pricing
                                            Supplement  is prepared,  each Agent
                                            will affix the Pricing Supplement to
                                            Prospectuses  prior  to  their  use;
                                            provided,  however, that pursuant to
                                            Rule 434, the Pricing Supplement may
                                            be  delivered  separately  from  the
                                            Prospectuses.    Outdated    Pricing
                                            Supplements, and the Prospectuses to
                                            which  they are  attached  or relate
                                            (other  than  those   retained   for
                                            files), will be destroyed.

Suspension of Solicitation;

Amendment or Supplement:                    The Company reserves the right, in
                                            its sole discretion, to instruct
-----------------------
the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Book-Entry Notes. As soon as practicable, but in no event later than one Business Day after receipt of instructions from the Company, the Agents will suspend solicitation of offers to purchase Book-Entry Notes from the Company until such time as the Company has advised them that such solicitation may be resumed.

                                            If  the  Company  or  the  Guarantor
                                            decides to amend or  supplement  the
                                            Registration    Statement   or   the
                                            Prospectus  relating  to  the  Notes
                                            (except  in the  case  of a  Pricing
                                            Supplement to the  Prospectus),  the
                                            Company  or  the  Guarantor,  as the
                                            case may be,  will  promptly  advise
                                            the Agents and the  Trustee and will
                                            furnish  the Agents and the  Trustee
                                            with  the   proposed   amendment  or
                                            supplement  in  accordance  with the
                                            terms of the Agency  Agreement.  The
                                            Company or the  Guarantor  will mail
                                            or  transmit to the  Commission  for
                                            filing  therewith any  supplement to
                                            the   Prospectus   relating  to  the
                                            Notes,   provide   the  Agents  with
                                            copies   of  any   supplement,   and
                                            confirm  to  the  Agents  that  such
                                            supplement  has been  filed with the
                                            Commission.

                                            In the  event  that at the  time the
                                            Company  suspends   solicitation  of
                                            offers to purchase  Book-Entry Notes
                                            there   shall  be  any   outstanding
                                            offers to purchase  Book-Entry Notes
                                            that  have  been   accepted  by  the
                                            Company but for which settlement has
                                            not yet  occurred,  the Company will
                                            promptly  advise  the Agents and the
                                            Trustee  whether  such  sales may be
                                            settled  and  whether  copies of the
                                            Prospectus  as  supplemented  to the
                                            time  of  the   suspension   may  be
                                            delivered  in  connection  with  the
                                            settlement   of  such   sales.   The
                                            Company    will    have   the   sole
                                            responsibility for such decision and
                                            for any  arrangements  which  may be
                                            made in the event  that the  Company
                                            determines  that such  sales may not
                                            be  settled  or that  copies of such
                                            Prospectus may not be so delivered.

Delivery of

Prospectus:                                 Each Agent shall, for each offer to
                                            purchase a Book-Entry Note that
----------
is solicited by such Agent and accepted by the Company, deliver a copy of the Prospectus as most recently amended or supplemented (including the applicable Pricing Supplement which, pursuant to Rule 434, may be delivered separately from the Prospectus) with the earlier of the delivery of the confirmation of sale or the Book-Entry Note to the purchaser thereof or such purchaser's agent.



Confirmation:                               Such Agent will confirm the purchase
                                            of such Note to the purchaser either
                                            by transmitting to the  Participants
                                            with   respect   to   such   Note  a
                                            confirmation order or orders through
                                            DTC's institutional  delivery system
                                            or by mailing a written confirmation
                                            to such purchaser.

Settlement:                              The receipt by the Company of
                                         immediately available funds in payment
----------
for a Book-Entry Note and the authentication and issuance of the Global Security representing such Note shall constitute "settlement" with respect to such Note. The "Settlement Date" with respect to any offer to purchase Book-Entry Notes accepted by or on behalf of the Company will be a date on or before the third Business Day next succeeding the date of acceptance unless otherwise agreed by the purchaser and the Company and shall be specified upon acceptance of such offer.

Settlement                                  Settlement Procedures with regard to
                                            each Book-Entry
----------
Procedures:                                 Note sold by the Company through an
                                            Agent, as agent, shall be as
----------
                                            follows:

                                            A. Such Agent will advise the
                                               Company by telephone of the
                                               following settlement information:

1. Principal amount.
2. Specified  Currency.
3. Stated Maturity Date.
4. In the
case of a Fixed Rate Book-Entry Note, the interest rate, or, in the case of a Floating Rate Book-Entry Note, Base Rate, Index Maturity, Initial Interest Rate, Maximum Interest Rate, Minimum Interest Rate, Interest Reset Dates, Interest Payment Dates, Calculation Dates, Interest Reset Dates and Spread and/or Spread Multiplier.
5. Settlement Date.
6. Redemption and/or repayment  provisions,  if
any.
7. Estate  Option,  if  applicable.
8. Agent's  commission,  determined as
provided in the Agency Agreement  between the Company and such Agent.
9. The DTC
Participant account number of such Agent.
10. Taxpayer  identification number of
beneficial owner (if available). 11. Issue price of Book-Entry Note and proceeds to the Company.
                                                     B. The Trustee  will assign
                                                     a  CUSIP   number   to  the
                                                     Global             Security
                                                     representing           such
                                                     Book-Entry  Note  and  will
                                                     then  advise the Company of
                                                     such  CUSIP   number.   The
                                                     Company  will  then  advise
                                                     the  Trustee by  electronic
                                                     transmission  (confirmed by
                                                     telephone)      of      the
                                                     information  set  forth  in
                                                     Settlement   Procedure  "A"
                                                     above  and the name of such
                                                     Agent.       Each      such
                                                     communication     by    the
                                                     Company shall  constitute a
                                                     representation and warranty
                                                     by  the   Company   to  the
                                                     Trustee and each Agent that
                                                     (i) such Note is then,  and
                                                     at the time of issuance and
                                                     sale  thereof will be, duly
                                                     authorized for issuance and
                                                     sale by the  Company,  (ii)
                                                     such  Note,  and the Global
                                                     Security  representing such
                                                     Note, will conform with the
                                                     terms   of  the   Indenture
                                                     pursuant to which such Note
                                                     and  Global   Security  are
                                                     issued   and   (iii)   upon
                                                     authentication and delivery
                                                     of  such  Global  Security,
                                                     the    aggregate    initial
                                                     offering price of all Notes
                                                     issued under the  Indenture
                                                     will       not       exceed
                                                     $6,000,000,000  (except for
                                                     Book-Entry            Notes
                                                     represented    by    Global
                                                     Securities    authenticated
                                                     and  delivered  in exchange
                                                     for or in  lieu  of  Global
                                                     Securities  pursuant to the
                                                     Indenture  and  except  for
                                                     Certificated          Notes
                                                     authenticated and delivered
                                                     upon     registration    of
                                                     transfer  of,  in  exchange
                                                     for,    or   in   lieu   of
                                                     Certificated Notes pursuant
                                                     to the Indenture).

                                                     C. The Trustee will enter a
                                                     pending   deposit   message
                                                     through  DTC's  Participant
                                                     Terminal System,  providing
                                                     the  following   settlement
                                                     information  to  DTC,  such
                                                     Agent,  Standard  &  Poor's
                                                     Ratings   Group  and,  upon
                                                     request,  the Trustee under
                                                     the  Indenture  pursuant to
                                                     which  such  Note  is to be
                                                     issued:

1. The information set forth in Settlement Procedure "A".

2. Identification as a Fixed Rate Book-Entry Note or a Floating Rate Book-Entry Note.
3. Initial Interest Payment Date for such Note and amount of interest payable on such Interest Payment Date.

4. Frequency of interest payments (monthly, semiannually, quarterly, etc.).

5. CUSIP number of Global Security representing such Note.

6. Whether such Global Security will represent any other Book-Entry Note (to the extent known at such time).

D. The Trustee will complete the Global Security, the form of which was previously approved by the Company, the Agents and the Trustee.
E. The Trustee, as Trustee, will authenticate the Global Security representing such Note.

F. DTC will credit such Note to the Trustee's participant account at DTC.

G. The Trustee will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Note to the Trustee's participant account and credit such Note to such Agent's participant account and
(ii) debit such Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Note less such Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to DTC that (i) the Global Security representing such Book-Entry Note has been issued and authenticated and (ii) the Trustee is holding such Global Security pursuant to the Certificate Agreement.
H. Such Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to such Agent's participant account and credit such Note to the participant accounts of the Participants with respect to such Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Note.
I. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "G" and "H" will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

J. The Trustee will credit to an account of the Company maintained at the Trustee funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure "G".

K. The Trustee will hold the Global Security pursuant to the Certificate Agreement and will send a photocopy of such Global Security to the Company by first-class mail. Upon written request the Trustee will deliver a photocopy of such Global Security to such Agent. Periodically, the Trustee will send to the Company a statement setting forth the principal amount of Notes Outstanding as of that date and setting forth a brief description of any sales of which the Company has advised the Trustee but which have not yet been settled.

L. As set forth in "Delivery of Prospectus" above, such Agent will deliver to the purchaser a copy of the most recent Prospectus applicable to the Book-Entry Note with or prior to any written offer of Book-Entry Notes and the confirmation and payment by the purchaser of such Note.

Such Agent will confirm the purchase of such Note to the purchaser either by transmitting to the Participants with respect to such Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

         Settlement Procedures

         Timetable:                         For  offers to  purchase  Book-Entry
                                            Notes  solicited  by  an  Agent,  as
                                            agent,  and  accepted by the Company
                                            for settlement on the first Business
                                            Day after the sale date,  Settlement
                                            Procedures "A" through "L" set forth
                                            above shall be  completed as soon as
                                            possible  but  not  later  than  the
                                            respective   times  (New  York  City
                                            time) set forth below:

                                            Settlement

                               Procedure                           Time
                              ---------                           ----
              A-B                        11:00 A.M. on the sale date
                C                        2:00 P.M. on the sale date
                D                        3:00 P.M. on day before Settlement Date
                E                        9:00 A.M. on Settlement Date
                F                        10:00 A.M. on Settlement Date
              G-H                        2:00 P.M. on Settlement Date
                I                        4:45 P.M. on Settlement Date
              J-L                        5:00 P.M. on Settlement Date

                                            If a sale is to be settled more than
                                            one  Business  Day  after  the  sale
                                            date, Settlement Procedures "A", "B"
                                            and "C" shall be  completed  as soon
                                            as  practicable  but no  later  than
                                            11:00  A.M.  and 2:00  P.M.,  as the
                                            case may be, on the  first  Business
                                            Day  after  the  sale  date.  If the
                                            initial interest rate for a Floating
                                            Rate  Book-Entry  Note  has not been
                                            determined    at   the   time   that
                                            Settlement    Procedure    "A"    is
                                            completed, Settlement Procedures "B"
                                            and "C" shall be  completed  as soon
                                            as such rate has been determined but
                                            no later than  11:00 A.M.  and 12:00
                                            Noon,  respectively,  on the  second
                                            Business  Day before the  Settlement
                                            Date.  Settlement  Procedure  "I" is
                                            subject to extension  in  accordance
                                            with  any   extension   of   Fedwire
                                            closing  deadlines  and in the other
                                            events   specified   in   the   SDFS
                                            operating  procedures  in  effect on
                                            the Settlement Date.

Failure to Settle:                          If the Trustee fails to enter an
                                            SDFS deliver order with respect to a
-----------------
Book-Entry Note pursuant to Settlement Procedure "G", the Trustee may deliver to DTC, through DTC's Participant Terminal System, as soon as practicable a withdrawal message instructing DTC to debit such Note to the Trustee's participant account. DTC will process the withdrawal message, provided that the Trustee's participant account contains a principal amount of the Global Security representing such Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global Security, the Trustee will mark such Global Security "canceled", make appropriate entries in the Trustee's records and send such canceled Global Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Security, the Trustee will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Note or Notes and shall be canceled immediately after issuance and other Book-Entry Notes previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

                                            If  the   purchase   price  for  any
                                            Book-Entry  Note is not timely  paid
                                            to the Participants  with respect to
                                            such   Note   by   the    beneficial
                                            purchaser   thereof  (or  a  Person,
                                            including an indirect participant in
                                            DTC,   acting   on  behalf  of  such
                                            purchaser),  such  Participants and,
                                            in turn, the Agent for such Note may
                                            enter SDFS  deliver  orders  through
                                            DTC's  Participant  Terminal  System
                                            reversing    the   orders    entered
                                            pursuant  to  Settlement  Procedures
                                            "H"    and    "G",     respectively.
                                            Thereafter, the Trustee will deliver
                                            the withdrawal  message and take the
                                            related  actions  described  in  the
                                            preceding paragraph.

                                            Notwithstanding the foregoing,  upon
                                            any failure to settle  with  respect
                                            to a Book-Entry  Note,  DTC may take
                                            any actions in  accordance  with its
                                            SDFS  operating  procedures  then in
                                            effect. In the event of a failure to
                                            settle with  respect to one or more,
                                            but not all, of the Book-Entry Notes
                                            to have been represented by a Global
                                            Security,  the Trustee will provide,
                                            in   accordance    with   Settlement
                                            Procedures  "D"  and  "E",  for  the
                                            authentication  and  issuance  of  a
                                            Global  Security   representing  the
                                            other  Book-Entry Notes to have been
                                            represented by such Global  Security
                                            and will make appropriate entries in
                                            its records.

Trustee Not to

Risk Funds:                                 Nothing herein shall be deemed to
                                            require the Trustee to risk or
----------
expend its own funds in connection with any payment to the Company, or any Agent or the purchaser, it being understood by all parties that payments made by the Trustee to either the Company or any Agent shall be made only to the extent that funds are provided to the Trustee for such purpose.


Authenticity of Signatures:                 The Company will cause the Trustee
                                            and the Guarantor to furnish each
--------------------------
Agent from time to time with the specimen signatures of the officers, employees or agents who have been authorized to authenticate Notes or execute the related Guarantee, but each Agent will have no obligation or liability to the Company, the Guarantor or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company, the Guarantor or the Trustee on any Note.

Payment of Expenses:                        Each Agent shall forward to the
                                            Company and the Guarantor, from time
-------------------
to time (but not more often than monthly), a statement of the out-of-pocket expenses incurred by such Agent during the related period which are reimbursable to it pursuant to the terms of the Agency Agreement. The Company and the Guarantor will promptly remit payment to such Agent.

Advertising Costs:                          The Company will determine with each
                                            Agent the amount of advertising
------------------
that maybe appropriate in soliciting offers to purchase the Notes. Advertising expenses will be paid by the Company and the Guarantor.

                                                                       EXHIBIT B

                          Countrywide Home Loans, Inc.

                               U.S. $6,000,000,000

                           Medium-Term Notes, Series J

                             Due Nine Months or More

                               From Date of Issue

                             Payment of Principal, Premium, if any, and Interest

                     Fully and Unconditionally Guaranteed by

                       Countrywide Credit Industries, Inc.

                                 TERMS AGREEMENT

                                                        _________________, 20__

Countrywide Home Loans, Inc.

4500 Park Granada

Calabasas, California 91302

Attention: Corporate Counsel

Subject in all respects to the terms and conditions of the Selling Agency Agreement dated February [ ], 2001 among Lehman Brothers Inc., Banc of America Securities LLC, Chase Securities Inc., Deutsche Bank Alex. Brown Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc. and Countrywide Securities Corporation and you (the "Agreement"), the undersigned agrees to purchase the following Medium-Term Notes, Series J (the "Notes"), of Countrywide Home Loans,
Inc.:

Aggregate Principal Amount:

Currency or Currency Unit:

Interest Rate or Base Rate(s):

Spread:

Spread Multiplier:

Stated Maturity Date:

Interest Payment Dates:

Record Dates:

Purchase Price:      % of Principal Amount [plus accrued interest, if any, from
                             _______________, 20 __]

Purchase Date and Time:

Certificated or Book-Entry Form:

Place for Delivery of Notes

and Payment Therefor:

Method of Payment:

Modification, if any, in

the requirements to

deliver the documents

specified in Section 6(b)

of the Agreement:

Period during which additional

Notes may not be sold pursuant to

Section 4(l) of the Agreement:

Default provisions, if any:

Other terms:

                                            [PURCHASERS]


                                            By: _______________________________


Accepted:


COUNTRYWIDE HOME LOANS, INC.


By: ______________________________
    Title:


COUNTRYWIDE CREDIT INDUSTRIES, INC.


By: ______________________________
    Title: